                                                               Rule 497(c)
                                                               File No. 811-6082


                           THE RIVERFRONT FUNDS, INC.

                     THE RIVERFRONT STOCK APPRECIATION FUND

                     SUPPLEMENT DATED FEBRUARY 1, 1996, TO
                        PROSPECTUS DATED OCTOBER 2, 1995

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     The fee table on page 5 of the Prospectus is deleted and is replaced with the following:

                                                                     INVESTOR A     INVESTOR B
                                                                       SHARES         SHARES
                                                                     ----------     ----------
    SHAREHOLDER TRANSACTION EXPENSES
    Sales Charge (as a percentage of offering price)...............     4.50%(1)          0%
    Deferred Sales Load (as a percentage of original purchase price
      or redemption proceeds, as applicable).......................        0%          4.00%(2)
    Estimated Annual Fund Expenses (as a percentage of average net assets)......................................................
      Investment Advisory Fees.....................................      .80%           .80%
    12b-1 Fees.....................................................      .25           1.00
    Estimated Other Expenses.......................................      .71            .71 (3)
                                                                        ----           ----
    Estimated Total Fund Operating Expenses........................     1.76%          2.51%
                                                                        ====           ====

     The Example on page 6 of the Prospectus is deleted and is replaced with the following:

     EXAMPLE(4) -- You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                                                 INVESTOR A     INVESTOR B
                                                                   SHARES         SHARES
                                                                 ----------     ----------
        One Year...............................................    $ 62           $ 65
        Three Years............................................    $ 98           $118
        Five Years.............................................    $136              N/A
        Ten Years..............................................    $243              N/A

     You would pay the following expenses on the same investment, assuming no redemption:

                                                                          INVESTOR B
                                                                            SHARES
                                                                          ----------
            One Year....................................................    $ 25
            Three Years.................................................    $ 78

     The Financial Highlights section on page 7 of the Prospectus is deleted and is replaced with the following:

FINANCIAL HIGHLIGHTS

     The Stock Appreciation Fund is a separate portfolio of the Company. The following Financial Highlights with respect to each of the fiscal years ending September 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 and the fiscal period from commencement of operations (July, 1987) to September 30, 1987, have been audited by McCurdy & Associates CPA's, Inc., independent auditors of the MIM Stock Appreciation Fund. The report of McCurdy & Associates CPA's, Inc. on such Financial Highlights, together with certain financial statements, are contained in the Stock Appreciation Fund's Statement of Additional Information and may be obtained by shareholders and prospective investors. The Financial Highlights for such fiscal years, except for September 30, 1995, the effective date of the Reorganization, reflect the operations of the MIM Stock Appreciation Fund prior to the Reorganization.

     The per share data below has been restated to reflect the impact of the change in net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.

                                                          YEARS ENDED SEPTEMBER 30,
                                              --------------------------------------------------
                                               1995       1994       1993       1992       1991
                                              ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD........  $ 8.25     $10.18     $ 7.98     $ 7.70     $ 4.64
Investment Activities
  Net investment income.....................   (0.07)     (0.12)     (0.17)     (0.08)     (0.11)
  Net realized and unrealized gain (loss) on
     securities.............................    2.14      (1.26)      2.57       1.41       3.17
                                              -------    ------     ------     ------     ------
          Total from Investment
            Operations......................    2.07       1.38       2.40       1.33       3.06
                                              -------    ------     ------     ------     ------
Dividends
  From net investment income................     -0-        -0-        -0-        -0-        -0-
  From net realized gains...................   (0.32)     (0.55)     (0.20)     (1.05)       -0-
  Returns of capital........................     -0-        -0-        -0-        -0-        -0-
                                              -------    ------     ------     ------     ------
  Total Distributions.......................   (0.32)     (0.55)     (0.20)     (1.05)       -0-
                                              -------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD..............  $10.00     $ 8.25     $10.18     $ 7.98     $ 7.70
                                              =======    ======     ======     ======     ======
TOTAL RETURN................................   25.12%    (13.91)%    30.61%     16.69%     66.04%
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (Millions)......  $44.50     $47.88     $59.33     $28.75     $ 9.60
Ratio of expenses to average net assets.....    2.61%      2.44%      2.47%      2.70%      2.89%
Ratio of net (loss) income to average net
  assets...                                    (0.73)%    (1.35)%    (1.85)%    (1.00)%    (1.72)%
Portfolio Turnover Rate.....................     197%       254%       216%       288%       240%

                                                               YEARS ENDED SEPTEMBER 30,
                                                        -----------------------------------------
                                                         1990       1989       1988       1987(1)
                                                        ------      -----     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $ 4.86      $4.55     $  5.81      $5.77
Investment Activities
  Net investment income...............................   (0.01)      0.11        0.02       0.01
  Net realized and unrealized gain (loss) on
     securities.......................................   (0.21)      0.31       (1.26)      0.04
                                                        ------      ------    -------      -----
  Total from Investment Operations....................   (0.22)      0.42       (1.24)      0.05
                                                        ------      ------    -------      -----
Dividends
  From net investment income..........................     -0-      (0.11)      (0.01)     (0.01)
  From net realized gains.............................     -0-        -0-         -0-        -0-
  Returns of capital..................................   (0.01)       -0-       (0.01)       -0-
                                                        ------      ------    -------      -----
          Total Distributions.........................   (0.01)     (0.11)      (0.02)     (0.01)
                                                        ------      ------    -------      -----
NET ASSET VALUE, END OF PERIOD........................  $4.64       $4.86       $4.55      $5.81
                                                        ======      ======    =======      =====
TOTAL RETURN..........................................   (4.44)%     9.41%     (21.29)%     0.92%
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (Millions)................  $ 4.31      $1.42     $  1.99      $3.02
Ratio of expenses to average net assets...............    2.76%      3.07%       2.82%      0.53%
Ratio of net (loss) income to average net assets......  (0.62)%     2.25%       0.43%      0.18%
Portfolio Turnover Rate...............................     185%        71%        207%         0%

---------------
(1) Commenced operations July, 1987.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

THE RIVERFRONT FUNDS, INC.
THE RIVERFRONT STOCK APPRECIATION FUND
PROSPECTUS DATED OCTOBER 2, 1995

  The Riverfront Funds, Inc. ("the Company") is an open-end management investment company which currently issues six series of shares (individually, a "Portfolio" and collectively, the "Portfolios"), each having a different investment objective and investing in a different portfolio of securities. The Portfolios offered by the Company are: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Flexible Growth Fund and The Riverfront Stock Appreciation Fund.

  The Company offers only The Riverfront Stock Appreciation Fund (the "Stock Appreciation Fund") by this prospectus. The Stock Appreciation Fund seeks as its investment objective capital growth. There can be no assurance that the Stock Appreciation Fund's objective will be achieved.

  The Portfolios, including the Stock Appreciation Fund, are offered to both customers of The Provident Bank ("Provident"), including personal trust, employee benefit, agency and custodial clients, and to the general public. Provident is a wholly owned subsidiary of Provident Bancorp, Inc. ("PBI"). Provident, directly or through one or more sub-investment advisers, serves as investment adviser to each of the Portfolios.

  SHARES OF THE STOCK APPRECIATION FUND ARE NOT DEPOSITS OF, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PROVIDENT, PBI, OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE STOCK APPRECIATION FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE STOCK APPRECIATION FUND'S SHARES MAY FLUCTUATE, AND WHEN REDEEMED THEIR VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID BY THE PURCHASER.

  This prospectus relates only to the Stock Appreciation Fund and sets forth concisely information that a prospective investor should know about such Fund before investing. Investors should read and retain this prospectus for future reference. Additional information about the Company and the Stock Appreciation Fund is contained in a Statement of Additional Information and Appendix thereto dated as of the date hereof, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this prospectus. For a free copy, or for other information about the Company and its Portfolios, write to the address or call the telephone number listed below.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  As of September 30, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation (the "Plan") with MIM Mutual Funds, Inc., a Maryland corporation ("MIM"), the Stock Appreciation Fund acquired all of the assets of each of the Stock

                                                       (Continued on next page.)

Appreciation Fund and the Stock Growth Fund of MIM (collectively, the "Acquired Funds"), in exchange for the assumption of such Acquired Funds' stated liabilities and a number of full and fractional Investor A shares of the Stock Appreciation Fund having an aggregate net asset value equal to such Acquired Funds' net assets (the "Reorganization"). The Reorganization was approved by the shareholders of the Acquired Funds at a Special Shareholders Meeting held on September 27, 1995.

  The Company is designed to enable investors to pursue financial goals through a choice of portfolios.

For Information Contact:
THE RIVERFRONT FUNDS, INC.
ONE EAST FOURTH STREET
CINCINNATI, OHIO 45202
CALL TOLL FREE 1-800-424-2295

  The Company also offers by separate prospectuses The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund"), The Riverfront U.S. Government Income Fund (the "Income Fund"), The Riverfront Income Equity Fund (the "Income Equity Fund"), The Riverfront Ohio Tax-Free Bond Fund (the "Tax-Free Fund"), and The Riverfront Flexible Growth Fund (the "Flexible Growth Fund"). For more information about the Money Market Fund, the Income Fund, the Income Equity Fund, the Tax-Free Fund or the Flexible Growth Fund, please write to the address or call the telephone number listed above. Each Portfolio of the Company, other than the Money Market Fund, offers two classes of shares. This prospectus describes the two classes of shares of the Stock Appreciation Fund--Investor A shares and Investor B shares.

          TABLE OF CONTENTS              Page
Prospectus Summary                          3
Fee Table                                   5
Financial Highlights                        7
The Company and its Portfolios              8
The Riverfront Stock Appreciation Fund      8
Investment Restrictions                    10
Pricing Shares                             11
How to Buy Shares                          12
Sales Charges                              14
Reduced Sales Charges -- Investor A
  Shares                                   15
Contingent Deferred Sales Charge --
  Investor B Shares                        17
Other Purchase Information                 19
Exchanges                                  20
How to Redeem Shares                       21
Shareholder Services                       23
Dividends and Taxes                        23
Company Management and Expenses            25
Performance Data and Advertising           30
Company Shares                             30
Additional Information                     31

                               PROSPECTUS SUMMARY

Shares Offered................    Investor A and Investor B shares of capital stock, $0.001 par value, of The Riverfront Stock Appreciation Fund, one sepa-
                                  rate series (the "Stock Appreciation Fund") of The Riverfront
                                  Funds, Inc., a Maryland corporation (the "Company").

Offering Price................    The public offering price of Investor A shares of the Stock
                                  Appreciation Fund is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering
                                  price (4.71% of the net amount invested), reduced on
                                  investments of $100,000 or more (See "Sales Charges--Investor
                                  A Shares"). Under certain circumstances, the sales charge may be eliminated (See "Reduced Sales Charges--Investor A
                                  Shares").

                                  The public offering price of Investor B shares of the Stock
                                  Appreciation Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge ranging from 4% to 1% when Investor B shares are
                                  redeemed within the first six years after purchase.

Minimum Purchase..............    $1,000 minimum initial investment with $100 minimum subse-
                                  quent investments. Such minimum initial and subsequent
                                  investments are waived for employees of The Provident Bank and the Stock Appreciation Fund's distributor. Investor B shares may only be purchased in an amount of less than $100,000.

Type of Company...............    The Stock Appreciation Fund is a diversified series of the
                                  Company, an open-end, management investment company.

Investment Objective..........    Capital growth.

Investment Policy.............    Under normal market conditions, the STOCK APPRECIATION FUND will invest at least 65% of its total assets in a portfolio of common stocks that, in the opinion of Provident based upon its analysis of various fundamental and technical standards, have appreciation potential.

Risk Factors and Investment
  Techniques..................    An investment in the Stock Appreciation Fund is subject to certain risks, as set forth in detail under "Risk Factors and
                                  Investment Techniques." As with other mutual funds, there can be no assurance that the Stock Appreciation Fund will achieve its investment objective. The Stock Appreciation Fund, to the extent set forth under "Risk Factors and Investment
                                  Techniques," may engage in the following practices: the use of repurchase agreements and investing in warrants and foreign securities through the purchase of American Depositary Re-
                                  ceipts.

Investment Adviser............    The Provident Bank ("Provident").

Dividends.....................    Dividends from net income are declared and generally paid
                                  monthly. Net realized capital gains are distributed at least annually.

Distributor...................    BISYS Fund Services Limited Partnership (the "Distributor").

                                   FEE TABLE

The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in the Stock Appreciation Fund will bear directly or indirectly. Such costs and expenses do not include any fees charged by Provident or any of its affiliates to its customers' accounts which may have invested in shares of the Stock Appreciation Fund. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Company Management and Expenses," "How to Buy Shares," "Sales Charges," "Reduced Sales Charges--Investor A Shares," "Distribution Plans" and "Shareholder Services."

                                                                           INVESTOR A    INVESTOR B
                                                                             SHARES        SHARES
                                                                           ----------    ----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Charge (as a percentage of offering price)........................      4.50%(1)         0%
Deferred Sales Load (as a percentage of original purchase price or
  redemption proceeds, as applicable)...................................         0%         4.00%(2)
ESTIMATED ANNUAL FUND EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fees................................................       .80%          .80%
12b-1 Fees..............................................................       .25          1.00
Estimated Other Expenses................................................       .67           .67(3)
                                                                           ----------    ----------
Estimated Total Fund Operating Expenses.................................      1.72%         2.47%
                                                                           =========     =========

------------
(1) The sales charge applied to purchases of Stock Appreciation Fund shares declines as the amount invested increases. In addition, all or a portion of the sales charge may be waived by the Distributor on certain sales of shares. See "Sales Charges--Investor A Shares" and "Reduced Sales Charges--Investor A Shares."
(2) A contingent deferred sales load ranging from 4% to 1% is charged with respect to Investor B shares redeemed within the first six years after purchase. See "Contingent Deferred Sales Charges--Investor B Shares" below.
(3) "Other Expenses" are based upon estimated amounts for the current fiscal year.


EXAMPLE(4)

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                                                           INVESTOR A    INVESTOR B
                                                                             SHARES        SHARES
                                                                           ----------    ----------
     One Year...........................................................      $ 62          $ 65
     Three Years........................................................      $ 97          $117
     Five Years.........................................................      $134           N/A
     Ten Years..........................................................      $239           N/A

     You would pay the following expenses on the same investment, assuming no redemption:

                                                                           INVESTOR B
                                                                             SHARES
                                                                           ----------
     One Year...........................................................      $ 25
     Three Years........................................................      $ 77

------------
(4) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of the example. Actual return for the Stock Appreciation Fund may be greater or less than 5%.


     AMOUNTS SHOWN IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The above expenses and examples reflect current fees. As a result of the payment of sales loads and Rule 12b-1 fees, long-term shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules which generally limit the aggregate of any sales charges paid and payments under the Stock Appreciation Fund's Investor A and Investor B Distribution Plans to 6.25% of total new gross sales, plus interest. The Stock Appreciation Fund would stop accruing payments under a Distribution Plan if, to the extent, and for as long as, such limit would otherwise be exceeded.

     The information set forth in the foregoing Fee Table and examples relates to the Investor A and Investor B Shares of the Stock Appreciation Fund. The two classes of shares are subject to the same expenses except that the level of Rule 12b-1 fees and transfer agent fees paid by the holders of Investor A shares and Investor B shares differs.

                              FINANCIAL HIGHLIGHTS

     The Stock Appreciation Fund is a separate portfolio of the Company. The following Financial Highlights with respect to each of the fiscal years ending September 30, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 and the fiscal period from commencement of operations (July, 1987) to September 30, 1987, have been audited by McCurdy & Associates CPA's, Inc., independent auditors of the MIM Stock Appreciation Fund. The report of McCurdy & Associates CPA's, Inc. on such Financial Highlights, together with certain financial statements, are contained in the Stock Appreciation Fund's Statement of Additional Information and may be obtained by shareholders and prospective investors. The Financial Highlights for such fiscal years and for the period from October 1, 1994 through March 31, 1995, reflect the operations of the MIM Stock Appreciation Fund prior to the Reorganization.

                                                               YEARS ENDED SEPTEMBER 30,
                            -----------------------------------------------------------------------------------------------
                             PERIOD ENDED
                              MARCH 31,
                                 1995
                             (UNAUDITED)       1994      1993      1992      1991      1990      1989      1988     1987 (1)
                            --------------    ------    ------    ------    ------    ------    ------    ------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....      $14.30        $17.64    $13.82    $13.35    $ 8.04    $ 8.43    $ 7.89    $10.08    $10.00
Investment Operations
    Net investment
      income..............         -0-         (0.20)    (0.29)    (0.14)    (0.19)    (0.01)     0.19      0.03      0.01
    Net realized and
      unrealized gain
      (loss) on
      investments.........       (0.05)        (2.18)     4.45      2.44      5.50     (0.36)     0.54     (2.18)     0.08
                               -------        ------    ------    ------    ------    ------    ------    ------    -------
Total from Investment
  Operations..............       (0.05)        (2.38)     4.16      2.30      5.31     (0.37)     0.73     (2.15)     0.09
                               -------        ------    ------    ------    ------    ------    ------    ------    -------
Dividends (from net
  investment income)......         -0-           -0-       -0-       -0-       -0-       -0-     (0.19)    (0.03)    (0.01)
Distributions (from
  Capital Gains)..........         -0-         (0.96)    (0.34)    (1.83)      -0-       -0-       -0-       -0-       -0-
Returns of Capital........         -0-           -0-       -0-       -0-       -0-     (0.02)      -0-     (0.01)      -0-
                               -------        ------    ------    ------    ------    ------    ------    ------    -------
Total Distributions.......         -0-         (0.96)    (0.34)    (1.83)      -0-     (0.02)    (0.19)    (0.04)    (0.01)
                               -------        ------    ------    ------    ------    ------    ------    ------    -------
NET ASSET VALUE,
  END OF PERIOD...........      $14.25        $14.30    $17.64    $13.82    $13.35    $ 8.04    $ 8.43    $ 7.89    $10.08
                            ===============   =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN..............       (0.35%)      (13.91%)   30.61%    16.69%    66.04%    (4.44%)    9.41%   (21.29%)    0.92%
ANNUALIZED RATIOS/
  SUPPLEMENTAL DATA:
    Net Assets at End of
      Period (Millions)...      $38.36        $47.88    $59.33    $28.75    $ 9.60    $ 4.31    $ 1.42    $ 1.99    $ 3.02
    Ratio of expenses to
      average net assets..        2.54%(2)      2.44%     2.47%     2.70%     2.89%     2.76%     3.07%     2.82%     0.53%
    Ratio of net income to
      average net assets..           0%(2)     (1.35%)   (1.85%)   (1.00%)   (1.72%)   (0.62%)    2.25%     0.43%     0.18%
Portfolio Turnover Rate...         216%(2)       254%      216%      288%      240%      185%       71%      207%        0%


------------
(1) Commenced operations July, 1987.
(2) Annualized.


THE COMPANY AND ITS PORTFOLIOS

  The Riverfront Funds, Inc. is an open-end management investment company, commonly known as a mutual fund (the "Company"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently offers six series of shares of capital stock (individually, a "Portfolio" and collectively the "Portfolios"), including the Stock Appreciation Fund. The Stock Appreciation Fund is diversified. The other Portfolios of the Company are The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund and The Riverfront Flexible Growth Fund. The Company was incorporated in Maryland on March 27, 1990.

THE RIVERFRONT STOCK APPRECIATION FUND

INVESTMENT OBJECTIVE AND POLICIES

  The Stock Appreciation Fund seeks as its investment objective capital growth. The Stock Appreciation Fund seeks such objective by investing in common stocks which, in the opinion of Provident, upon review of certain fundamental and technical standards of selection, have appreciation potential. Fundamental investment criteria include, but are not limited to, earnings figures, price to earnings ratios, debt to equity ratios, and the general growth prospects of the issuer. Technical selection considerations may include, but are not limited to, relative stock price strength and magnitude of trading volume. In addition, the Stock Appreciation Fund generally acquires common stocks of issuers with market capitalizations between $100 million and $2 billion. However, Provident is not obligated to conform to any particular fundamental or technical standard of selection, to the ranking of such standards or to any particular level of market capitalization. Standards of selection and their ranking and the level of market capitalization will vary according to Provident's judgement.

PRINCIPAL INVESTMENTS

  The Stock Appreciation Fund, under normal market conditions, will have substantially all, but in no event less than 65%, of its total assets invested in such common stocks regardless of the movement of stock prices generally. It is expected that such common stocks will normally be traded on exchanges or established over-the-counter markets.

OTHER ELIGIBLE INVESTMENTS

  While the Stock Appreciation Fund intends to invest as fully as possible in common stocks as described above, for cash management purposes, the Stock Appreciation Fund may also invest under normal market conditions up to 35% of its total assets in the following securities: (1) bankers' acceptances which are guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion; (2) certificates of deposit of domestic and foreign branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion; (3) commercial paper (including master demand notes) rated in the highest rating category by a nationally recognized statistical rating organization (an "NRSRO") (e.g., "A-1" from Moody's Investor Services or "P-1" from Standard & Poor's Corporation, including all sub-classifications indicated by a "plus" or "minus" sign), (4) repurchase agreements; (5) short-term U.S. Government securities; and (6) corporate obligations with remaining maturities of one year or less and rated in one of the three highest rating categories by an NRSRO. (Items (1) through (6) are hereafter referred to as "Short-Term Securities.") For expanded descriptions of such Short-Term Securities, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Stock Appreciation Fund's Statement of Additional Information. When, in Provident's opinion, market conditions warrant, Provident may invest up to 100% of the Stock Appreciation Fund's total assets for temporary defensive purposes in such Short-Term Securities. During any such defensive period, the Stock Appreciation will not be able to pursue its investment objective.

  The Stock Appreciation Fund is authorized to enter into repurchase agreements, to invest no more than 5% of its net assets in warrants, to acquire securities of other investment companies and to acquire foreign securities through American Depositary Receipts ("ADRs"). For expanded descriptions of these investment techniques, see below under "Risk Factors and Investment Techniques."

RISK FACTORS AND INVESTMENT TECHNIQUES

  The risk inherent in investing in the Stock Appreciation Fund is that risk common to any security, that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying securities of such Fund, and there can be no assurance that the Stock Appreciation Fund will achieve its investment objective. In addition, the Stock Appreciation Fund may engage in any one or more of the following investment techniques, as set forth below.

  Repurchase Agreements. Securities held by the Stock Appreciation Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Stock Appreciation Fund would acquire securities, in exchange for cash, from member banks of the Federal Deposit Insurance Corporation and/or from registered broker-dealers which Provident deems creditworthy under guidelines approved by the Company's Board of Directors. The seller agrees to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Stock Appreciation Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Stock Appreciation Fund may invest directly. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVE AND POLICIES -- Additional Information on Portfolio Instruments -- Repurchase Agreements" in the Stock Appreciation Fund's Statement of Additional Information.

  Foreign Securities. American Depositary Receipts ("ADRs") are U.S. dollar denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs the Stock Appreciation Fund avoids currency risks during the settlement period. Also, generally the information available on ADRs is subject to the accounting auditing and financial reporting standards of the domestic market or exchange on which they are traded; these standards are more uniform and more exacting than those to which many foreign issuers may be sub-ject. The Stock Appreciation Fund may acquire both sponsored and unsponsored ADRs. Unsponsored ADRs may be less liquid than sponsored ADRs and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs.

  Investment in ADRs is subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

  Securities of Other Investment Companies. The Stock Appreciation Fund may acquire securities of other companies for the purposes of achieving its investment objectives. The Stock Appreciation Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, limiting its investment to (1) no more than 5% of its total assets in the securities of any one investment company, (2) no more than 3% of the securities of any investment company, and (3) no more than 10% of the value of its total assets in such securities. Investment companies in which the Stock Appreciation Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. Such investment companies may charge management and other fees which will be borne by the Stock Appreciation fund. Such charges will be payable by the Stock Appreciation Fund and, therefore, will be borne indirectly by its shareholders.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVE

  The investment objective of the Stock Appreciation Fund set forth above is fundamental and may not be changed without the vote of the holders of a majority of such Fund's outstanding voting securities (as defined below under "COMPANY SHARES").

PORTFOLIO TURNOVER

  The portfolio turnover rate for the Stock Appreciation Fund is expected to be less than 200%. The portfolio turnover rate for the Stock Appreciation Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. A high portfolio turnover will generally result in higher brokerage commissions and other transaction costs, which would be borne directly by the Stock Appreciation Fund, as well as additional realized gains/losses to its shareholders.

INVESTMENT RESTRICTIONS

  The Stock Appreciation Fund has adopted the following restrictions and policies relating to the investment of its assets. These restrictions and policies are fundamental and may not be changed without the approval of the holders of a majority of such Fund's outstanding voting securities.

  The Stock Appreciation Fund may not:

  1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Stock Appreciation Fund would be invested in the securities of such issuer or the Stock Appreciation Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Stock Appreciation Fund's total assets.

  2. Purchase any securities which would cause 25% or more of the Stock Appreciation Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  3. Borrow money or issue senior securities, except that the Stock Appreciation Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act. The Stock Appreciation Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

  4. Make loans, except that the Stock Appreciation Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

  The following additional investment restriction of the Stock Appreciation Fund is non-fundamental and may be changed by the Company's Board of Directors without shareholder approval. The Fund may not:

  1. Purchase or otherwise acquire any securities, if as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  In addition to the above investment restrictions, the Stock Appreciation Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVE AND POLICIES -- Investment Restrictions" in the Stock Appreciation Fund's Statement of Additional Information.

PRICING SHARES

  The net asset value per share of the Stock Appreciation Fund is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. Eastern time for the purpose of pricing Fund shares) (the "Valuation Time") except on days when changes in the value of the Stock Appreciation Fund's securities do not affect the current net asset value of its shares or on days during which no shares are tendered for redemption and no orders to purchase shares are received. The Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for a particular class of the Stock Appreciation Fund is determined by valuing the Stock Appreciation Fund's assets allocable to such class, subtracting its liabilities allocable to such class and any liabilities charged directly to that class and dividing the result by the number of its shares of that class outstanding.

  Portfolio securities of the Stock Appreciation Fund listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the exchange, or, in the absence of any sales, at the mean of the bid and asked price on such principal exchange prior to the close of trading on the exchange. Other securities and instruments for which market quotations are not readily available are valued at fair value, as determined in good faith by the Board of Directors. Securities held by the Stock Appreciation Fund may be valued on the basis of independent pricing services approved by the Board of Directors, which use information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value.

HOW TO BUY SHARES

  Shares of the Stock Appreciation Fund are offered on each day on which the Exchange is open for business.

  Orders for the purchase of the shares of the Stock Appreciation Fund will be confirmed at the offering price, which is the net asset value per share next computed after the Company receives the purchase order in proper form, plus any applicable sales charge. Therefore, orders for shares of the Stock Appreciation Fund received by the Company prior to the close of the Exchange will receive the offering price computed at the close of trading on the Exchange on the same day. Orders received after that day's close of trading on the Exchange will receive the next business day's offering price. A confirmation will be sent by the Transfer Agent for every new purchase. No certificates are issued.

GENERAL

  There is a $1,000 minimum initial purchase requirement for both Investor A and Investor B shares of the Stock Appreciation Fund and a $100 minimum subsequent purchase requirement (except for reinvestment of dividends and distributions). The initial and subsequent minimum investment amounts have been waived for employees of Provident and the Distributor. The minimum initial purchase requirement is lowered for purchases by IRAs. Shareholders receiving banking or other services from Provident or its affiliates will be charged the usual and customary fees for such services even if such services include the purchase of the Stock Appreciation Fund's shares. However, a shareholder who maintains an investment balance of $10,000 or more in the Stock Appreciation Fund and has either a Provident Advantage or Provident Silver Advantage checking account will be eligible to have his/her monthly service charge waived on his/her respective Advantage account (one per customer). If a balance of $30,000 or more is maintained in the Stock Appreciation Fund by a shareholder, the monthly service charge on a Premier Advantage checking account will be waived.

  Shares may be purchased through the Distributor. The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219. Shares also may be purchased through other broker-dealers, including broker-dealers affiliated with the Company, Provident and the Distributor. In the case of an order for the purchase of shares placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined, plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next business day.

  Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Provident or its correspondent or affiliated banks (collectively, the "Banks").

  Shares of the Stock Appreciation Fund sold to the Banks acting in a fiduciary, advisory, custodial (other than for IRAs), agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to shares of the Stock Appreciation Fund so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those shares for which it is granted authority by the Customer.

  In addition, an account for the purchase of shares of the Stock Appreciation Fund may be opened by mailing to the Company, c/o The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967, a completed account application and a check made payable to the Stock Appreciation Fund for $1,000 or more. An account may also be opened by contacting The Provident Bank, Mutual Fund Services, at 1-800-424-2295, to obtain the number of an account to which wire or electronic funds transfer ("EFT") can be made and by sending in a completed account application. Subsequent investments in the Stock Appreciation Fund in the minimum amount of $100 may be made by check, by wiring federal funds or by an EFT.

  If payment is made by federal funds wire, funds must be received by 3:00 p.m., Eastern time, on the next business day following the order. Purchases of shares of the Stock Appreciation Fund may be made by wiring the Stock Appreciation Fund's custodian in accordance with the following procedures:

  1. Telephone Provident at 1-800-424-2295 and specify the Portfolio in which the investment is to be made, provide the name, address, telephone number and tax identification number of the investor, the amount being wired and by which bank. Provident will then provide the investor with a Portfolio account number.

  2. The bank wiring the funds to be invested must designate the Portfolio account number which Provident has assigned to the investor and wire the federal funds to:

The Provident Bank/Cincinnati
ABA: 042000424
Mutual Fund Services
for further credit to:
               Fund
of The Riverfront Funds
Account Number
Account Name

  The Company and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part, including purchases made with foreign or third party drafts or checks, or to limit or suspend without prior notice the offering of the Stock Appreciation Fund's shares.

SALES CHARGES

INVESTOR A SHARES

  There is a sales charge imposed at the time of purchase of the Stock Appreciation Fund's Investor A shares which is a percentage of the offering price. The sales charge is paid to the Distributor which in turn may reallow all or a portion of the sales charge to other broker-dealers. The applicable sales charges are as follows:

                             SALES CHARGE SCHEDULE

                                              CONCESSION
                                    AS A %    TO DEALERS
                        AS A % OF   OF NET    AS A % OF
                        OFFERING    AMOUNT     OFFERING
  AMOUNT OF PURCHASE      PRICE    INVESTED*    PRICE
----------------------- ---------  ---------  ----------
Under $100,000.........    4.50%      4.71%      4.00%
$100,000--$249,999.....    3.50%      3.63%      3.00%
$250,000--$499,999.....    2.50%      2.56%      2.00%
$500,000--$999,999.....    1.50%      1.52%      1.00%
$1,000,000 and over....     0.0%       0.0%       0.0%


------------
* Rounded to the nearest one-hundredth percent.


  The Sales Charge Schedule is applicable to (1) purchases of Investor A shares of the Stock Appreciation Fund and any other Portfolio sold with a sales charge (a "Load Portfolio") made at one time, (2) concurrent purchases of Investor A shares (see "Concurrent Purchases"), or (3) purchases of Investor A shares made pursuant to Rights of Accumulation or Letters of Intent by any purchaser ("Purchaser"), which includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code of 1986 (the "Code"); a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying Purchaser.

INVESTOR B SHARES

  Investor B shares may only be purchased in amounts of less than $100,000. There is no sales charge imposed upon purchases of Investor B shares, but investors may be subject to a contingent deferred sales charge ranging from 4% to 1% when Investor B shares are redeemed within the first six years after purchase. See "CONTINGENT DEFERRED SALES CHARGE--Investor B Shares" below.

GENERAL

  Upon written notice to dealers with whom it has dealer agreements, the Distributor may reallow up to the full applicable sales charge. Dealers to whom more than 90% of the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of shares of the Stock Appreciation Fund. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Portfolios of the Company, and/or other dealer/sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangement and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Stock Appreciation Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Stock Appreciation Fund or its shareholders.

  Provident Securities, Inc., an affiliate of Provident ("PSI"), will pay additional compensation to dealers not to exceed 4.0% of the offering price per share on all sales of Investor B shares as an expense of PSI for which PSI will be reimbursed by the Distributor under the Investor B Plan or upon receipt of a contingent deferred sales charge. Any additional consideration or incentive program may be terminated at any time by the Distributor.

REDUCED SALES CHARGES--INVESTOR A SHARES

  The sales charges set forth in the Sales Charge Schedule set forth above may be reduced as follows:

CONCURRENT PURCHASES

  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of the Stock Appreciation Fund's Investor A shares sold with a sales load and Investor A shares of any other Load Portfolio.

RIGHTS OF ACCUMULATION

  In calculating the sales charge applicable to current purchases of the Stock Appreciation Fund's Investor A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Investor A shares of the Stock Appreciation Fund or the other Load Portfolios and which are still held by the Purchaser. As an example, if a Purchaser held Investor A shares of the Stock Appreciation Fund valued at $100,000 in aggregate and purchased an additional $5,000 of Investor A shares of the Stock Appreciation Fund, the sales charge for the $5,000 purchase would be 3.50% as indicated in the Sales Charge Schedule applicable to a $105,000 purchase. The Distributor must be notified at the time of purchase that a Purchaser is entitled to a reduced sales charge which will be granted subject to confirmation of the Purchaser's holdings. Rights of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT

  A Purchaser may qualify for a reduced sales charge on a purchase of Investor A shares of the Stock Appreciation Fund alone or in combination with purchases of Investor

A shares of any of the other Load Portfolios by completing the Letter of Intent section of the application. By doing so, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction in the dollar amount specified on the application, as described herein, after receipt of the Letter of Intent by the Distributor. The Letter of Intent does not obligate the Purchaser to purchase, nor the Company to sell, the amount indicated.

  The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Load Portfolios during the preceding ninety day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  Out of the initial purchase (or subsequent purchases, if necessary), 5% of the dollar amount specified on the application will be held in escrow by Provident in the form of Investor A shares registered in the Purchaser's name. The escrowed Investor A shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge is paid. All income and capital gains distributions on escrowed Investor A shares will be paid to the Purchaser.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen month period), the Purchaser will be notified and the escrowed Investor A shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Distributor any difference between the sales charge on the amount specified and on the amount actually purchased. If the Purchaser does not, within 20 days after receipt of a written request by the Distributor or the shareholder's dealer, pay such difference in sales charge, Provident, as transfer agent (the "Transfer Agent"), will redeem an appropriate number of the escrowed Investor A shares in order to realize such difference. Investor A shares remaining after any such redemption will be released by the Transfer Agent. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints Provident its attorney to surrender for redemption any or all escrowed shares with full power of substitution. The Purchaser or his dealer must inform the Distributor or the Transfer Agent that a Letter of Intent is in effect each time a purchase is made.

WAIVER OF SALES CHARGES

  Investor A shares may also be sold, to the extent permitted by applicable law, at net asset value without the imposition of an initial sales charge to: (1) personal trust, employee benefit, agency and custodial (other than IRA) clients of Provident; (2) employ-ees of Provident, the Distributor and their spouses; (3) broker/dealers purchasing shares for their own accounts; (4) all affiliates of Provident; (5) corporations; (6) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Investor A shares of the Company; (7) orders placed on behalf of other investment companies distributed by The BISYS Group, Inc., or any of its affiliates, including the Distributor; (8) persons investing directly through the Distributor pursuant to a Systematic Investment Plan; and (9) persons investing directly through a discount brokerage firm which has entered into a Dealer Agreement with the Distributor.

  In addition, a shareholder who has redeemed all or any portion of his or her investment in the Stock Appreciation Fund may purchase without a sales charge Investor A shares of any other Load Portfolio in an amount up to a maximum dollar amount of such shares redeemed within 30 days after such redemption. In order to purchase Investor A shares without a sales charge, the shareholder, or his or her dealer, must notify the Company at the time an order is placed that such a purchase qualifies for this exemption from sales charges and must provide any other information necessary for confirmation of qualification.

CONTINGENT DEFERRED SALES CHARGE--INVESTOR B SHARES

  Investor B shares which are redeemed within the first six years of purchase will be subject to a contingent deferred sales charge equal to the applicable percentage set forth below of an amount equal to the lesser of the net asset value at the time of purchase of the Investor B shares being redeemed or the net asset value of such shares at the time of redemption. Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B shares purchased through reinvestment of dividends or capital gains distributions.

      YEAR OF REDEMPTION          CONTINGENT DEFERRED
        AFTER PURCHASE                SALES CHARGE
-------------------------------   --------------------
First..........................             4%
Second.........................             4%
Third..........................             4%
Fourth.........................             3%
Fifth..........................             2%
Sixth..........................             1%
Seventh and following..........             0%

  Solely for purposes of determining whether a year has elapsed from the time of purchase of any Investor B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends or distributions and then from the earliest purchase of shares.

  For example, assume an investor purchased 100 Investor B shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B shares through dividend reinvestment. If the investor makes an initial redemption of 50 Investor B shares (producing proceeds of $600), five of such Shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B shares being re-deemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $450 of the $600 redemption proceeds will be subject to the charge of 4% ($18.00).

  The contingent deferred sales charge is waived on redemptions of Investor B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemption is necessary to make distributions to plan participants.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR B SHARES

  Before purchasing Investor A shares or Investor B shares of the Stock Appreciation Fund, investors should consider whether, during the anticipated life of their investment in the Stock Appreciation Fund, the accumulated Rule 12b-1 fee and potential contingent deferred sales charges on Investor B shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fee on Investor A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Investor A shares. In this regard, to the extent that the sales charge for the Investor A shares is waived or reduced by one of the methods described above, investments in Investor A shares become more desirable. The Company will refuse all purchase orders for Investor B shares of over $100,000.

  Although Investor A shares are subject to a Rule 12b-1 fee, they are not subject to the higher Rule 12b-1 fee applicable to Investor B shares. For this reason, Investor A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Stock Appreciation Fund than purchasers of Investor B shares.

  As described above, purchasers of Investor B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B shares. Because the Company's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a contingent deferred sales charge ranging from 4.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fee on the Investor A shares. Over time, the expense of the annual Rule 12b-1 fee on the Investor B shares may equal or exceed the initial sales charge and annual Rule 12b-1 fee applicable to Investor A shares. For example, if net asset value remains constant and assuming no waiving of any Rule 12b-1 fees, the aggregate Rule 12b-1 fee with respect to Investor B shares of the Stock Appreciation Fund would equal or exceed the initial sales charge and aggregate

Rule 12b-1 fee of Investor A shares approximately seven years after the purchase. In order to reduce such fees of investors that hold Investor B shares for seven years or more, Investor B shares will be automatically converted to Investor A shares, as described below, at the end of an eight-year period. This example assumes that the initial purchase of Investor A shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B shares' Rule 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a Rule 12b-1 fee, fluctuations in net asset value, any waiver of Rule 12b-1 fees or the effect of different performance assumptions.

  If a shareholder who owns both Investor A shares and Investor B shares redeems less than his or her entire investment, then shares will be redeemed in the following order: (a) any Investor B shares that are not subject to a contingent deferred sales charge; (b) Investor A shares; and (c) Investor B shares subject to a contingent deferred sales charge, unless shareholder has made a specific election otherwise.

CONVERSION FEATURE

  Investor B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A shares and, consequently, will no longer be subject to the higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fee applicable to Investor A shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fee of Investor A shares. Because the per share net asset value of the Investor A shares may be higher than that of the Investor B shares at the time of conversion, a shareholder may receive fewer Investor A shares than the number of Investor B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Investor A shares in the same proportion as the number of the shareholder's Investor B shares converting to Investor A shares bears to the shareholder's total Investor B shares not acquired through dividends and distributions.

  If a shareholder effects one or more exchanges among Investor B shares of the Portfolios during the eight-year period, the holding period for shares so exchanged will be counted toward such period.

OTHER PURCHASE INFORMATION

SYSTEMATIC INVESTMENT PLAN

  Shareholders may also arrange for systematic monthly or quarterly investments in their accounts. Once proper authorization has been given, a shareholder's bank account will be debited on the date specified to purchase shares in the Stock Appreciation Fund. A confirmation will be received from the Transfer Agent for every transaction.

INDIVIDUAL RETIREMENT ACCOUNTS

  Provident offers tax-advantaged Individual Retirement Accounts ("IRAs") for which the Stock Appreciation Fund may be an appropriate investment. A minimum initial investment of $500 is required. For details, including fees and an application form, please call the telephone number listed above under "Shareholder Services" or contact Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967.

EXCHANGES

   If a shareholder has obtained the appropriate prospectus, he or she may exchange Investor A or Investor B shares of the Stock Appreciation Fund for shares of the same class of any of the other Portfolios on the basis of their respective net asset values by calling toll free 1-800-424-2295 or by writing The Provident Bank, c/o Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967. Subject to compliance with the procedures of the Transfer Agent described below under "How to Redeem Shares--Telephone," neither the Company nor any of its service providers assumes responsibility for the authenticity of any telephone request for an exchange. Shares purchased by check are eligible for exchange after 15 days. No contingent deferred sales charge is imposed upon exchanges of Investor B shares of one Portfolio for Investor B shares of another Portfolio.

  If Investor B shares of the Stock Appreciation Fund are exchanged into the Money Market Fund, no contingent deferred sales charge will be imposed; however, the exchange will freeze the running of the time periods applicable to contingent deferred sales charges and the conversion feature. An exchange back into Investor B shares will restart such time periods. If less than all of a shareholder's Investor B shares of a Portfolio are exchanged into the Money Market Fund, the shareholder's Investor B shares will be deemed to be exchanged in the following order: (1) Investor B shares that are not subject to a contingent deferred sales charge, and (2) Investor B shares in reverse order in which such Shares were acquired (i.e., last in, first out).

  Orders to exchange Investor A or Investor B shares of the Stock Appreciation Fund for shares of the Money Market Fund will be executed by redeeming the shares of the Stock Appreciation Fund and purchasing Investor A shares of the Money Market Fund at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Company prior to the close of business on any day the Company is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of business will be executed at the respective net asset values next determined after the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Company. Therefore the Company, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the Portfolios in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the Portfolio being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the Portfolio being acquired may legally be sold. The Company reserves the right, at any time, to modify or terminate any of the foregoing exchange privileges. The Company, however, will give shareholders 60 days' advance written notice of any such modification or termination.

HOW TO REDEEM SHARES

  Shares of the Stock Appreciation Fund may be redeemed for cash at their net asset value, less any applicable contingent deferred sales charge, upon written order by the shareholder to the Company, c/o The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967. A shareholder's signature(s) on the written order must be guaranteed as described below. In order to redeem by telephone, shareholders must have completed the authorization in their account applications. Proceeds for shares redeemed on telephonic order will be deposited by wire or EFT only to the bank account designated in the account application.

  The redemption value is the net asset value per share, less any applicable contingent deferred sales charge, and may be more or less than the shareholder's cost of the Stock Appreciation Fund's shares depending upon changes in the value of the Stock Appreciation Fund's securities between purchase and redemption. The Company computes the amount due a shareholder at the next Valuation Time after it has received all proper documentation. Payment of the amount due on redemption will be made within seven days thereafter except as discussed below.

  At various times, the Company may be requested to redeem shares for which it has not yet received good payment. In such a case, the Company may delay the mailing of a redemption check or the wiring or EFT of redemption proceeds until good payment has been collected for the purchase of such shares. This may take up to 15 days. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or EFT.

  Shareholders may also redeem their shares through broker-dealers. The Distributor, acting as agent for the Company, stands ready to repurchase the Stock Appreciation Fund's shares upon orders from dealers at the net asset value, less any applicable contingent deferred sales charge, next computed after the Distributor receives the order. When the Distributor has received proper documentation, it will pay the redemption proceeds to the broker-dealer placing the order within seven days thereafter. The Distributor charges no fees for this service, except to the extent that a contingent deferred sales charge may be imposed upon redemptions of Investor B shares. However, a shareholder's broker-dealer may charge a service fee.

  For the protection of shareholders, regardless of the number of shares or amount of money involved in a redemption or repurchase, signatures on all written orders or authorizations must be guaranteed by a U.S. stock exchange member, a U.S. commercial bank or trust company or other person eligible to guarantee signatures under the Securities Exchange Act of 1934 and the Transfer Agent's policies. The Company or the Transfer Agent may waive this requirement but may also require additional documents in certain cases. Currently the requirement for a signature guarantee has been waived on redemptions of $50,000 or less where the account address of record has been the same for a minimum period of 90 days. The Company and the Transfer Agent reserve the right to withdraw this waiver at any time.

  If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order. In such cases, the Company will request the missing information and process the order on the day such information is received.

  If a shareholder requests redemption by telephone and a bank account has previously been designated, the shareholder should state whether the proceeds should be wired, sent EFT or mailed to such bank. In the absence of a request that the proceeds be wired, sent EFT or mailed to such bank, they will be sent by check to the shareholder's address as it appears on the account registration. The redemption order also should include the account name as registered with the Company and the account number.

TELEPHONE

  Under ordinary circumstances, shareholders may redeem up to $50,000 from their accounts by telephoning Mutual Fund Services at: 1-800-424-2295.

  In order to ensure that instructions received by the Transfer Agent are genuine when a telephone transaction is initiated, a shareholder will be asked to verify certain information specific to its account. At the conclusion of the transaction, the shareholder will be given a transaction number confirming the request, and written confirmation of the transaction will be mailed within 72 hours of the telephone transaction. The shareholder's telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 90 days.

  The Company reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees. Except as otherwise noted, neither the Company nor any of its service providers assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing or by telephone, nor will any of them be liable when following instructions received by telephone that the Transfer Agent reasonably believes to be genuine. The Transfer Agent will employ procedures designed to provide reasonable assurance that instructions received by telephone are genuine. If, for any reason, reasonable procedures are not followed, the Company or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. The Company may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Company cannot dispose of its investments or fairly determine their value; or (4) the Commission so orders.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent EFT to a previously designated bank account as directed by the shareholder. If the Company cannot be reached by telephone, shareholders should follow the procedures for redeeming by mail or through a broker as set forth above.

AUTOMATIC WITHDRAWAL PLAN--INVESTOR A SHARES

  Under an Automatic Withdrawal Plan, if an account has a value of at least $10,000 in Investor A shares of the Stock Appreciation Fund, a shareholder may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Stock Appreciation Fund's Investor A shares in the account when the

Automatic Withdrawal Plan is opened. Excessive withdrawals may decrease or deplete the value of an account.

SMALL ACCOUNTS

  Because of the high cost of maintaining small accounts, the Company reserves the right to redeem an account if its value has fallen below $500 as a result of redemptions (but not as a result of market action). The shareholder will be notified in writing and allowed 45 days to purchase additional shares in order to increase the balance over $500.

REDEMPTIONS IN KIND

  If conditions arise that would make it undesirable for the Company to pay for all redemptions in cash, the Company may authorize payment to be made in portfolio securities or other property. However, the Company has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the applicable Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold.

SHAREHOLDER SERVICES

   Details on all shareholder services may be obtained from Provident by calling toll free 1-800-424-2295 or by writing the Distributor at 3435 Stelzer Road, Columbus, Ohio 43219.

DIVIDENDS AND TAXES

DIVIDENDS

  The Stock Appreciation Fund intends to declare and distribute to its shareholders dividends from net investment income monthly and to declare and distribute all net realized long-term capital gains at least annually. The Stock Appreciation Fund intends to distribute its net long-term capital gains as capital gains dividends; such dividends are treated by shareholders as long-term capital gains. Such distributions will be designated as long-term capital gains dividends by a written notice mailed to each shareholder no later than 60 days after the close of the Stock Appreciation Fund's fiscal year.

  The Stock Appreciation Fund's net investment income available for distribution to the holders of Investor A shares and Investor B shares will have been reduced by the amount of Rule 12b-1 fees payable under the respective Plan and by the applicable transfer agent fees.

  Unless the Company receives instructions to the contrary before the record date, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in additional shares. Instructions continue in effect until changed in writing. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Stock Appreciation Fund pays the distribution.

FEDERAL TAXES--GENERAL

  Each of the Portfolios of the Company, including the Stock Appreciation Fund, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Portfolio's share-holders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Stock Appreciation Fund contemplates declaring as dividends 100% of such Fund's investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Stock Appreciation Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

  It is expected that the Stock Appreciation Fund will distribute annually to shareholders all or substantially all of the Stock Appreciation Fund's net ordinary income and net recognized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Stock Appreciation Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends received deduction received by the Stock Appreciation Fund bear to its gross income.

  Distribution by the Stock Appreciation Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

  Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  Foreign taxes may be imposed on the Stock Appreciation Fund by foreign countries with respect to its income from foreign securities, if any. Since less than 50% of the value of the Stock Appreciation Fund's total assets at the end of its fiscal year is expected to be invested in stock or securities of foreign corporations, the Stock Appreciation Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Stock Appreciation Fund, if any. These taxes will be taken as a deduction by such Fund.

  The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Stock Appreciation Fund and its shareholders. Potential investors in the Stock Appreciation Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situations.

  The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

COMPANY MANAGEMENT AND EXPENSES

BOARD OF DIRECTORS

  Under Maryland law, the Company's Board of Directors, which is elected by the Company's shareholders, has absolute and exclusive control over the management and disposition of all assets of each Portfolio of the Company. The Directors, in turn, elect the officers of the Company to supervise actively its day-to-day operations. Subject to the authority of the Board of Directors, Provident supervises the investment program of the Stock Appreciation Fund.

INVESTMENT ADVISER

  Provident, an Ohio banking corporation located at One East Fourth Street, Cincinnati, Ohio 45202, has entered into a Investment Advisory Agreement with the Company whereby Provident supervises and manages the investment and reinvestment of the assets of the Stock Appreciation Fund. Provident has been providing investment advisory services to individual and corporate trust accounts since 1902.

  Provident is a subsidiary of Provident Bancorp, Inc. ("PBI"), a bank holding company located in Cincinnati, Ohio with approximately $5.4 billion in consolidated assets as of December 31, 1994. Through offices in Ohio and Kentucky, PBI and its subsidiaries provide a broad range of financial services to individuals and businesses. Under the Investment Advisory Agreement with the Company, for services rendered and expenses assumed as investment adviser, Provident receives an annual fee from the Stock Appreciation Fund equal to 0.80% of the Stock Appreciation Fund's average daily net assets which fee is calculated daily and paid monthly. Provident may periodically voluntarily reduce all or a portion of its advisory fee with respect to the Stock Appreciation Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such a reduction. The advisory fee with respect to the Stock Appreciation Fund is higher, in the opinion of the Securities and Exchange Commission, than that paid by most investment companies, but Provident believes the fee to be fair and reasonable.

  Martin A. Weisberg, a portfolio manager for Provident, will be primarily responsible for the portfolio management of the Stock Appreciation Fund. From 1989 to September 30, 1995, Mr. Weisberg has served as a Vice President of Mathematical Investing Systems, Inc., the Acquired Funds' investment adviser and had assisted in security analysis and management of the Acquired Funds prior to assuming total management responsibilities in February, 1993.

  In addition to serving as investment adviser, Provident has entered into an agreement with the Company to provide transfer agency services to the Company and each Portfolio. Under the Master Transfer and Recordkeeping Agreement, Provident receives from the Stock Appreciation Fund, with respect to its Investor A shares, a fee, computed daily and paid monthly, at the annual rate of
 .04% of the Stock Appreciation Fund's average daily net assets attributable to its Investor A shares. With respect to the Stock Appreciation Fund's Investor B shares, Provident receives a $20,000 annual fee from the Stock Appreciation Fund and $23 per Investor B shareholder account plus certain other fixed fees and out-of-pocket expenses. BISYS Fund Services Ohio, Inc. ("BISYS"), an affiliate of the Distributor, provides sub-transfer agency services for the Investor B shares of the Stock Appreciation Fund pursuant to a Sub-Transfer Agency Agreement between Provident and BISYS.

CUSTODIAN AND FUND ACCOUNTANT

  The Provident Bank (the "Custodian") also serves as custodian for and provides certain fund accounting services to the Stock Appreciation Fund. Pursuant to the Custodian, Fund Accounting and Recordkeeping Agreement with the Company, the Custodian receives compensation from the Stock Appreciation Fund for such services in an amount equal to a fee, computed daily and paid monthly, at the annual rate of 0.15% of the Stock Appreciation Fund's average daily net assets.

ADMINISTRATOR AND DISTRIBUTOR

  The Distributor, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for the Stock Appreciation Fund, and also acts as the Stock Appreciation Fund's principal underwriter (the "Administrator" or the "Distributor," as the context indicates).

  The Administrator generally assists in all aspects of the Stock Appreciation Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its administration agreement with the Company, the Administrator receives a fee from the Stock Appreciation Fund, computed daily and paid periodically, at an annual rate of 0.20% of such Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to the Stock Appreciation Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of the Stock Appreciation Fund to be higher than it would otherwise be in the absence of such a reduction.

  The Distributor acts as agent for the Stock Appreciation Fund in the distribution of its shares and, in that capacity, solicits orders for the sale of shares, advertises, and pays the cost of that advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Company, but may retain some or all of any sales charge imposed upon the shares and may receive compensation under the Distribution Plans described below.

DISTRIBUTION PLANS--INVESTOR A SHARES

  The Investor A shares of the Stock Appreciation Fund may bear some of the costs of selling such shares under an Investor A Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Investor A Plan"). The Investor A Plan of the Stock Appreciation Fund provides that such Fund may expend daily amounts at an annual rate of up to 0.25% of the average daily net asset value of that Fund's Investor A shares to finance any activity which is principally intended to result in the sale of the Stock Appreciation Fund's Investor A shares including, without limitation, expenditures consisting of payments to the Distributor (1) to enable the Distributor to pay or to have paid to others who sell Investor A shares of that Fund a maintenance or other fee, at such intervals as the Distributor may determine, with respect to Investor A shares of the Stock Appreciation Fund previously sold by others and remaining outstanding during the period with respect to which such fee is or has been paid; and/or (2) to compensate the Distributor for its efforts with respect to sales of Investor A shares of the Stock Appreciation Fund since inception of the Plan.

  Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A shares of the Stock Appreciation Fund as accrued.

DISTRIBUTION PLANS--INVESTOR B SHARES

  Pursuant to Rule 12b-1, the Company has also adopted an Investor B Distribution Plan (the "Investor B Plan") with respect to Investor B shares of the Stock Appreciation Fund. Pursuant to the Investor B Plan, the Stock Appreciation Fund is authorized to pay or reimburse the Distributor, as Distributor of Investor B shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B shares of such Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B shares of such Fund (the "Service Fee"). Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Company's Board of Directors. Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Investor B shares, and (ii) for promotional activities intended to result in the sale of Investor B shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor B shares. Participating Organizations include banks (including Provident and its affiliates), broker-dealers and other financial institutions.

  Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B shares of the Stock Appreciation Fund as accrued.

  Pursuant to the Investor B Plan, the Distributor may enter into Rule 12b-1 Agreements with Participating Organizations for providing distribution and shareholder services to their customers who are the record or beneficial owners of Investor B shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% of the average daily net asset value of the Investor B shares held of record or beneficially by such customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B shares of the Stock Appreciation Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the transfer agent; processing dividend and distribution payments from the Stock Appreciation Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B shares; responding to inquiries from customers concerning their investment in Investor B shares; and providing other similar services as may be reasonably requested. The services provided by Participating Organizations for which the Service Fee may be paid may include providing shareholders information about their investment in the Investor B shares of the Stock Appreciation Fund and providing other continuing personal services to holders of Investor B shares.

  As required by Rule 12b-1, the Investor A Plan and the Investor B Plan (the "Plans") were each approved by the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plan ("Independent Directors"). The Plans continue in effect as long as such continuance is specifically approved at least annually by the Company's Directors, including a majority of the Independent Directors.

  The Plans may be terminated by a vote of a majority of the Independent Directors, or by a vote of a majority of the holders of the outstanding voting securities of the class of shares subject thereto. Any change in the Plans that would increase materially the distribution expenses paid by the Stock Appreciation Fund requires shareholder approval; otherwise, the Plans may be amended by the Directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as either Plan is in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

SHAREHOLDER SERVICES PLAN

  The Company has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which the Stock Appreciation Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Provident, its correspondent and affiliated banks, and the Distributor, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively "customers") who are the beneficial or record owners of shares of that Fund. In consideration for such services, a Service Organization receives a fee from the Stock Appreciation Fund computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Services Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of shares of the Stock Appreciation Fund, including activities such as responding to shareholder inquiries regarding accounts, collecting information regarding changes in accounts and further assisting the Transfer Agent in maintaining the Stock Appreciation Fund's records, processing dividend and distribution payments from the Stock Appreciation Fund on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Stock Appreciation Fund, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of that Fund pursuant to specific or pre-authorized instructions. As of the date of this Prospectus, no Servicing Agreements have been entered into on behalf of the Stock Appreciation Fund.

BANKING LAWS

  Provident believes that it possesses the legal authority to perform the investment advisory service for the Stock Appreciation Fund as set forth in its Investment Advisory Agreement with the Company, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its Investment Advisory Agreement with the Company. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which Provident performs such services for the Stock Appreciation Fund. See "MANAGEMENT OF THE COMPANY -- Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

FUND EXPENSES

  Provident and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Stock Appreciation Fund. The Stock Appreciation Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Directors of the Company, Commission fees, state securities qualification and renewal fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Stock Appreciation Fund's current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian and transfer agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Company's existence, costs of shareholders' and directors' reports and meetings, distribution expenses incurred pursuant to the Plans described above, servicing fees incurred pursuant to the Services Plan described above, and any extraordinary expenses incurred in the Stock Appreciation Fund's operations.

  The Directors reserve the right, subject to the receipt of any necessary relevant regulatory approvals or rulings, to allocate certain other expenses to the shareholders of a particular class on a basis other than relative net asset value as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; Commission registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Directors' fees incurred as a result of issues relating solely to one class of shares.

SECURITIES TRANSACTIONS

  Under policies established by the Board of Directors, Provident selects broker-dealers to execute portfolio transactions for the Stock Appreciation Fund subject to receipt of best execution. Broker-dealers executing transactions for the Stock Appreciation Fund may from time to time be affiliated with the Company, Provident or their affiliates. The Stock Appreciation Fund may pay higher commissions to broker-dealers which provide research services. Provident may use these services in advising the Stock Appreciation Fund as well as in advising the other Portfolios or its other clients.

FISCAL YEAR

  The Stock Appreciation Fund's fiscal year ends December 31.

PERFORMANCE DATA AND ADVERTISING

  From time to time the Stock Appreciation Fund may advertise "total return." Such figures are based on historical earnings and are not intended to indicate future performance. Average annual total return refers to the Stock Appreciation Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of any sales charge, including any applicable contingent deferred sales charge, and all recurring charges, if any, applicable to all shareholder accounts. Aggregate total return is computed similarly to average annual total return; however, the resulting rate of return is not annualized. Performance of the Stock Appreciation Fund may also be presented excluding the effect of a sales charge.

  The Stock Appreciation Fund may also include comparative performance information in advertising or marketing its shares, such as data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index or other industry publications. The Stock Appreciation Fund may include in sales and advertising material general mutual fund industry information compiled from financial and industry publications.

  In addition, from time to time the Stock Appreciation Fund may present its distribution rates for a class of shares in supplemental sales literature which is accompanied or preceded by a prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share of a class made by the Stock Appreciation Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Stock Appreciation Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

  Standardized total return quotations will be computed separately for Investor A and Investor B shares. Because of differences in the fees and/or expenses borne by Investor A and Investor B shares of the Stock Appreciation Fund, the net total return on Investor A shares can be expected, at any given time, to differ from the net total return on Investor B shares for the same period.

  Further information about the performance of the Stock Appreciation Fund is contained in the Acquired Funds' Annual Report to Shareholders which may be obtained without charge by calling the Company at (800) 424-2295.

COMPANY SHARES

  The Company presently offers six series of shares of capital stock, par value $.001 per share (the "Portfolios"). The shares of each of the Portfolios, other than the Money Market Fund, are offered in two separate classes: Investor A shares and Investor B shares. The Money Market Fund has only the Investor A class of shares. When issued and paid for, shares of each Portfolio are fully paid and nonassessable by the Company. Shares may be exchanged or converted as explained above but will have no other preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are transferable, redeemable and freely assignable as collateral. There are no sinking fund provisions.

  Each share represents an equal proportionate interest in a Portfolio with other shares of the same Portfolio based upon such share's net asset value, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared at the discretion of the Directors.

  Shareholders will vote in the aggregate and not by Portfolio except as otherwise expressly required by law. For example, Shareholders of the Stock Appreciation Fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent accountants. However, Shareholders of the Stock Appreciation Fund will vote as a Portfolio, and not in the aggregate with other shareholders of the Company, for purposes of approval of the Stock Appreciation Fund's investment advisory agreement. In addition, holders of one class of Investor Shares of a Portfolio will vote as a class and not with holders of the other class of Investor Shares with respect to the approval of its respective Distribution Plan.

  The Company may dispense with an annual meeting of shareholders in any fiscal year in which it is not required in order to elect directors under the 1940 Act or state law. However, shareholders are entitled to call a special meeting of shareholders for purposes of voting on the removal of a director or directors when 10% of the outstanding shares request such a meeting. Shareholders may be eligible for shareholder communication assistance in connection with a special meeting.

  As used in this Prospectus and the Statement of Additional Information, a "vote of the holders of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the outstanding shares of such Portfolio present at such meeting, if holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares of such Portfolio.

ADDITIONAL INFORMATION

  Except as otherwise stated in this prospectus or required by law, the Company reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

---------------------------------------------------------

THE                            THE RIVERFRONT
RIVERFRONT                     STOCK APPRECIATION
FUNDS, INC.                    FUND
PROSPECTUS
OCTOBER 2, 1995

                           THE RIVERFRONT FUNDS, INC.

                               Investment Adviser
                               The Provident Bank
                             One East Fourth Street
                             Cincinnati, Ohio 45202

                                  Distributor
                    BISYS Fund Services Limited Partnership
                                3435 Stelzer Rd.
                              Columbus, Ohio 43219

                        For additional information call
                               The Provident Bank
                              Mutual Fund Services
                                 1-800-424-2295

                                    [LOGO]
                                  RIVERFRONT
                                    FUNDS

                                                               Rule 497(c)
                                                               File No. 811-6082



                       STATEMENT OF ADDITIONAL INFORMATION

                           THE RIVERFRONT FUNDS, INC.

                     THE RIVERFRONT STOCK APPRECIATION FUND

                       October 2, 1995 as supplemented
                                February 1, 1996

         This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with the prospectus (the "Prospectus") of The Riverfront Stock Appreciation Fund (the "Stock Appreciation Fund") dated, as supplemented, as of the date hereof. The Stock Appreciation Fund is currently one of six series of The Riverfront Funds, Inc. (the "Company"). The other five series of the Company are The Riverfront U.S. Government Securities Money Market (the "Money Market Fund"), The Riverfront U.S. Government Income Fund (the "Income Fund"), The Riverfront Income Equity Fund (the "Income Equity Fund"), The Riverfront Ohio Tax-Free Bond Fund (the "Tax-Free Fund"), and The Riverfront Flexible Growth Fund (the "Flexible Growth Fund") (the Stock Appreciation Fund, the Money Market Fund, the Income Fund, the Income Equity Fund, the Tax-Free Fund and the Flexible Growth Fund are hereinafter collectively referred to as the "Portfolios" and individually as a "Portfolio"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. A copy of the Prospectus may be obtained from BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


                                                                         Page
THE COMPANY AND ITS PORTFOLIOS  . . . . . . . . . . . . . . . . . . . . B - 1
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . B - 2
DIVIDENDS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . B - 8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . .  B - 11
VALUATION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . .  B - 12
DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . .  B - 13
MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . .  B - 14
SECURITIES TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . .  B - 18
ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B - 20
DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B - 22
DISTRIBUTION PLANS  . . . . . . . . . . . . . . . . . . . . . . . . .  B - 22
CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B - 24
STANDARDIZED TOTAL RETURN QUOTATIONS  . . . . . . . . . . . . . . . .  B - 25
ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .  B - 26
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .  B - 28
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A - 1

--------------------------------------------------------------------------------

                         THE COMPANY AND ITS PORTFOLIOS

--------------------------------------------------------------------------------

         The Riverfront Funds, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund, which currently issues six series of shares of capital stock (the "Portfolios"). Each Portfolio of the Company, other than the Tax- Free Fund, is diversified. The Tax-Free Fund is a non-diversified Portfolio. The Portfolios are: the Stock Appreciation Fund, the Money Market Fund, the Income Fund, the Income Equity Fund, the Tax-Free Fund and the Flexible Growth Fund. This Statement of Additional Information relates only to the Stock Appreciation Fund.

         The Company was incorporated in Maryland on March 27, 1990. The Provident Bank ("Provident") serves as investment adviser, either directly or through a subadviser, to each Portfolio, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") serves as Administrator and Distributor. Provident also serves as custodian and transfer agent for each of the Portfolios, and provides certain fund accounting and recordkeeping services for the Company. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, provides sub-transfer agency services for the Investor B shares of each Portfolio.

         As of September 30, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with MIM Mutual Funds, Inc., a Maryland corporation ("MIM"), the Stock Appreciation Fund acquired all of the assets of each of the Stock Appreciation Fund and the Stock Growth Fund of MIM (collectively, the "Acquired Funds"), in exchange for the assumption of such Acquired Funds' stated liabilities and a number of full and fractional Investor A shares of the Stock Appreciation Fund having an aggregate net asset value equal to such Acquired Funds' net assets (the "Reorganization"). The performance and financial information included in this Statement of Additional Information relates to the operations of the Stock Appreciation Fund of MIM prior to the Reorganization.

         The essential information about the Company and the Stock Appreciation Fund is contained in the Prospectus. This Statement of Additional Information provides additional information about the Company and the Stock Appreciation Fund that may be of interest to investors.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of the Stock Appreciation Fund should be made without first reading the Prospectus.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------

THE RIVERFRONT STOCK APPRECIATION FUND

         The Riverfront Stock Appreciation Fund (the "Stock Appreciation Fund") is a series of shares of the Company which seeks capital growth.

         The Stock Appreciation Fund is designed for investors who wish to seek growth of capital.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objective and policies of the Stock Appreciation Fund as set forth in the Prospectus.

         Bank Obligations. The Stock Appreciation Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by such Portfolios will be those guaranteed by U.S. commercial banks having, at the time of investment, capital, surplus, and undivided profits in excess of $1,500,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, if at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $1,500,000,000 (as of the date of its most recently published financial statements).

         The Stock Appreciation Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States ("ECDs"); and Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         ECDs may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such obligations may be held outside the U.S. and the Stock Appreciation Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic or foreign banks.

         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Stock Appreciation Fund may invest in commercial paper which is rated by applicable nationally recognized statistical rating organizations ("NRSROs") in the highest rating category, or if unrated, is deemed by Provident, as the Stock Appreciation Fund's investment adviser, to be of comparable quality to commercial paper so rated.

         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Stock Appreciation Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Stock Appreciation Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy the same criteria as set forth above for commercial paper for such Portfolio. Provident will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         Foreign Investment. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject the Stock Appreciation Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. The Stock Appreciation Fund will acquire such securities only when Provident believes the risks associated with such investments are minimal.

         U.S. Government Obligations. The Stock Appreciation Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. Such obligations include U.S. Treasury securities. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by the U.S. Government, such as those issued by the Government National Mortgage Association ("GNMA") and Federal Housing Administration ("FHA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities, such as those issued by the Federal Farm Credit System, the Federal Land Bank Association and the Federal National Mortgage Association ("FNMA"), are supported by each agency's right to borrow money from the U.S. Treasury under certain circumstances. Others, such as those issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the issuing agency and not by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so.

         Variable and Floating Rate Notes. The Stock Appreciation Fund may acquire variable and floating rate notes, subject to such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by such Portfolios will be determined by Provident to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Stock Appreciation Fund's investment policies. In making such determinations, Provident will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Stock Appreciation Fund, the Stock Appreciation Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Stock Appreciation Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Stock Appreciation Fund could, as a result or for other reasons, suffer a loss to the extent of the default.

         Repurchase Agreements. Securities held by the Stock Appreciation Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Stock Appreciation Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the investment adviser deems creditworthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Stock Appreciation Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Stock Appreciation Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Stock Appreciation Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Stock Appreciation Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of the Stock Appreciation Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Stock Appreciation Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Stock Appreciation Fund under the 1940 Act.

         Except as otherwise disclosed to the shareholders of the Stock Appreciation Fund, the Company will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with Provident, the Distributor, or their affiliates, and will not give preference to Provident's correspondents with respect to such transactions, securities, savings deposits and repurchase agreements. In addition, while the Stock Appreciation Fund's investment restrictions permit it to engage in reverse repurchase agreements without prior shareholder approval, the Stock Appreciation Fund does not currently intend to enter into such agreements.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVES

         The investment objective of the Stock Appreciation Fund is fundamental and may not be changed without approval of the holders of a majority of the Stock Appreciation Fund's outstanding voting shares (which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

         In addition to the investment restrictions set forth in the Prospectus and set forth above, the Stock Appreciation Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Stock Appreciation Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell commodities or commodity contracts, except to the extent disclosed in the current Prospectus of the Stock Appreciation Fund; and

         4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

         In addition to the investment restrictions contained in the Prospectus and set forth above, the Stock Appreciation Fund has adopted the following additional restrictions, which may be changed by the Board of Directors without the vote of the Stock Appreciation Fund's shareholders:

         1. The Stock Appreciation Fund may not purchase or retain securities of an issuer if, to the knowledge of the Company, officers, Trustees or Directors of the Company, Provident, or any subadvisers or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer, or such persons or management personnel of the Company, Provident, any subadvisers or the Distributor have a substantial beneficial interest in the securities of such issuer. Provident, the Distributor or any affiliates thereof or any of their Directors, officers or employees may not purchase or sell as principal any securities of the Stock Appreciation Fund. Nor may securities of the Stock Appreciation Fund be loaned to Provident, the Distributor or any affiliates or any of their Directors, officers or employees.

         2. Engage in any short sales, except to the extent disclosed in the current Prospectus of the Stock Appreciation Fund;

         3. Invest more than 10% of total assets in the securities of issuers, which together with any predecessors, have a record of less than three years of continuous operation;

         4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction);

         5. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom; and

         6. Mortgage or hypothecate the Stock Appreciation Fund's assets in excess of one-third of such Fund's total assets.

         In order to permit the sale of the Stock Appreciation Fund's shares in certain states, the Company may make commitments more restrictive than the investment restrictions described above and in the Prospectus. Should the Company determine that any such commitment is no longer in the best interests of the Stock Appreciation Fund, it will revoke the commitment by terminating sales of the Stock Appreciation Fund's shares in the state involved.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Stock Appreciation Fund is calculated by dividing the lesser of the Stock Appreciation Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         The portfolio turnover rate for the Stock Appreciation Fund for the two fiscal years ended September 30, 1995 and 1994 were 197% and 254%, respectively. The portfolio turnover rate for the Stock Appreciation Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions to the Stock Appreciation Fund, and may result in additional tax consequences to such Fund's shareholders.Portfolio turnover will not be a limiting factor in making investment decisions.

--------------------------------------------------------------------------------

                               DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

         The Stock Appreciation Fund intends to distribute to its shareholders dividends from net investment income monthly and all net realized long-term capital gains annually in shares of the Stock Appreciation Fund or, at the option of the shareholder, in cash. Shareholders who have not opted prior to the record date for any distribution to receive cash will have the number of such shares determined on the basis of the Stock Appreciation Fund's net asset value per share computed at the end of the next business day following the record date. Net asset value is used in computing the number of shares in both capital gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Stock Appreciation Fund pays the distribution. Unless the Stock Appreciation Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and all future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

         It is expected that a portion of the Stock Appreciation Fund's income distributions will be eligible for the 70% corporate dividends received deduction.

ADDITIONAL TAX INFORMATION

         The Stock Appreciation Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, the Stock Appreciation Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts or foreign currencies held less than three months; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Stock Appreciation Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Stock Appreciation Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Dividends declared in October, November and December in any year and distributed in January of the following year will be treated as having been paid in the prior year. If distributions during a calendar year were less than the required amount, the Stock Appreciation Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although the Stock Appreciation Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Stock Appreciation Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Stock Appreciation Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that the Stock Appreciation Fund will distribute annually to shareholders all or substantially all of the Stock Appreciation Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Stock Appreciation Fund and not in cash.

         Distribution by the Stock Appreciation Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Stock Appreciation Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Stock Appreciation Fund for its taxable year that qualifies for the dividends received deduction.

GENERAL

         The Stock Appreciation Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of the Stock Appreciation Fund, if such shareholder (1) fails to furnish the Company with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Company that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Stock Appreciation Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Stock Appreciation Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Stock Appreciation Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. As of the date hereof, several proposals have been introduced by the 104th Congress, which if enacted, could affect much of the information contained in this section, including one proposal affecting the treatment of capital gains which has been approved by the House of Representatives. However, it is not possible at this time to assess which, if any, of such proposals will be acted upon and the effect thereof, if any, on this information.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

--------------------------------------------------------------------------------

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

--------------------------------------------------------------------------------

         Shares of the Stock Appreciation Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing shares directly from the Distributor, shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at Provident or Provident's affiliated entities (collectively, "Entities"). Customers purchasing shares of the Stock Appreciation Fund may include officers, directors, or employees of Provident or the Entities.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

         At various times, the Company may be requested to redeem shares for which it has not yet received good payment. In such a case, the Company may delay the mailing of a redemption check or the wiring or EFT of redemption proceeds until good payment has been collected for the purchase of such shares. This may take up to 15 days. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or EFT. Although the mailing of a redemption check, wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

--------------------------------------------------------------------------------

                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------

         Current values for the Stock Appreciation Fund's securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Directors;

         (2) Securities traded in the over-the-counter market, other than on NMS, for which market quotations are readily available, or in the event no sale has occurred under (1) above, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) Short-term instruments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; short-term instruments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; and which in either case reflects fair value as determined by the Board of Directors;

         (4) Short-term money market instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; where market quotations are not available, such instruments are valued at fair value as determined by the Board of Directors; and

         (5) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Directors: (a) securities, including restricted securities, for which complete quotations are not readily available, (b) listed securities or those on NMS if, in the Company's opinion, the last sales price does not reflect a current market value or if no sale occurred, and (c) other assets.

--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

--------------------------------------------------------------------------------

         The Directors and officers of the Company are:

         J. VIRGIL EARLY, Age 57, Director; Principal in J. Virgil Early & Associates and former Executive Vice President of Huntington Bankshares, Inc. Mr. Early's business address is J. Virgil Early & Associates, 11 Bliss Lane, Jekyll Island, Georgia 31527.

         WILLIAM M. HIGGINS, Age 50, Director; President and Director of Sena Weller Rohs Williams Inc.; former President and Director of Reynolds DeWitt Advisers, Inc. and former Vice President of Reynolds DeWitt Securities Co. Mr. Higgins' business address is Sena Weller Rohs Williams, Inc., 300 Main Street, 4th Fl., Cincinnati, OH 45202.

         STEPHEN G. MINTOS, Age 40, Director and President of the Company; Executive Vice President, BISYS Fund Services.*

         HARVEY M. SALKIN, Ph.D., Director; Retired; former President and major stockholder of Mathematical Investing Systems, Inc.*

         GEORGE O. MARTINEZ, Age 36, Vice President; employee of BISYS Fund Services since April 1995; prior to April 1995, he was Vice President and Associate General Counsel of Alliance Capital Management L.P.

         WALTER B. GRIMM, Age 49, Vice President, Secretary and Treasurer; employee of BISYS Fund Services since June 1992; prior to June 1992, he was the President of Leigh Investments Consulting (investment firm).

         *This Director is an interested person of the Company as defined under the 1940 Act.

         Except as set forth above, the address of all Directors and officers of the Company is 3435 Stelzer Road, Columbus, Ohio 43219.

         During the fiscal year ended December 31, 1995, no Director or officer affiliated with Provident, the Distributor or BISYS Fund Services Ohio, Inc. received any direct remuneration from the Company.

         The following table sets forth information regarding all compensation paid by the Company to its directors for their services as directors during the fiscal year ended December 31, 1995. The Company has no pension or retirement plans.


                               COMPENSATION TABLE

                                 Aggregate                Total Compensation
Name and Position                Compensation             From The Company
With The Company                 From The Company         and The Fund Complex*
-----------------                ----------------         ---------------------
J. Virgil Early                       $5,500                   $5,500
Director

William M. Higgins                    $5,500                   $5,500
Director

Harvey M. Salkin                      $1,750                   $1,750
Director

Stephen G. Mintos                     $0                       $0
Director


----------
         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Stock Appreciation Fund, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

-------------------------------------------------------------------------------

                            MANAGEMENT OF THE COMPANY

-------------------------------------------------------------------------------

INVESTMENT ADVISER

         Subject to the general supervision of the Company's Board of Directors and in accordance with the respective Portfolio's investment objectives, policies and restrictions, investment advisory services are provided to each of the Portfolios of the Company by The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 ("Provident") pursuant to the Investment Advisory Agreement dated as of August 1, 1994, as amended as of July 6, 1995 (with respect to the Stock Appreciation Fund), and as further amended as of August 15, 1995 (the "Investment Advisory Agreement"). Prior to August 1, 1994, such services were provided to the Money Market Fund, the Income Fund, and the Income Equity Fund pursuant to a Management Agreement dated August 6, 1992, between the Company and Provident (the "Prior Management Agreement"), an Investment Advisory Agreement between the Company and Provident with respect to the Income Fund dated April 30, 1993 (the "Provident Advisory Agreement"), and an Investment Advisory Agreement between the Company and SunBank Capital Management, N.A. ("SunBank") with respect to the Income Equity Fund dated August 1, 1992 (the "SunBank Agreement").

         Provident's services as investment adviser are provided through its Trust and Financial Services Group. Provident's Trust and Financial Services Group currently manages assets of approximately $300 million. The Company is the first registered investment company for which Provident has provided investment advisory services.

         Provident is an Ohio banking corporation which, with its affiliates, on December 31, 1994, provided commercial lending, lease financing, consumer credit, credit card, discount brokering, data processing, personal loan financing and trust and asset management services through over 70 branch offices located in Ohio and Kentucky. Provident is a subsidiary of Provident Bancorp, Inc., a bank holding company headquartered in Cincinnati, Ohio, with approximately $5.4 billion in total consolidated assets as of December 31, 1994. Through its Ohio and Kentucky banking subsidiaries, Provident Bancorp, Inc. provides a wide range of banking services to individuals and businesses.

         Provident's Trust and Financial Services Group employs an experienced staff of professional investment analysts, portfolio managers and traders and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

         Under the Investment Advisory Agreement, Provident has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Company's Portfolios as described in their respective Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Company's Portfolios pays Provident a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Portfolio. The annual rates for the Portfolios are as follows: fifteen one-hundredths of one percent (.15%) for the Money Market Fund; forty one-hundredths of one percent (.40%) for the Income Fund; ninety-five one-hundredths of one percent (.95%) for the Income Equity Fund; fifty one-hundredths of one percent (.50%) for the Tax-Free Fund; ninety one-hundredths of one percent (.90%) for the Flexible Growth Fund; and eighty one-hundredths of one percent

(.80%) for the Stock Appreciation Fund. Provident may periodically voluntarily reduce all or a portion of its advisory fee with respect to the Stock Appreciation Fund to increase the net income of that Portfolio available for distribution as dividends.

         Under the Prior Management Agreement, for the fiscal period ended December 31, 1992, the fiscal year ended December 31, 1993, and the period from January 1, 1994 to July 31, 1994, the Income Fund incurred $9,717, $82,342 and $58,055, respectively, in management fees; the Income Equity Fund incurred $10,944, $83,536 and $69,030, respectively, in management fees; and the Money Market Fund incurred $16,858, $156,711 and $130,493, respectively, in management fees to Provident. Under the Investment Advisory Agreement, for the period August 1, 1994 to December 31, 1994, the Income Fund, the Income Equity Fund, the Money Market Fund, the Tax-Free Fund and the Flexible Growth Fund incurred, respectively, the following in management fees: $68,703, $59,054, $96,715, $20,864, and $2,255.

         For the fiscal year period December 31, 1992, the Income Fund paid Keystone Custodian Funds, Inc. ("Keystone") $14,780 in advisory fees. For the fiscal period January 1, 1993 through April 30, 1993, Keystone continued to serve as adviser to the Income Fund. For that period, the Company paid Keystone $8,288 in advisory fees. The Agreement between Keystone and the Company, on behalf of the Income Fund was terminated by mutual agreement on April 30, 1993.

         For the fiscal period May 1, 1993 through December 31, 1993, the Company, on behalf of the Income Fund, paid Provident $19,159 in advisory fees.

         For the fiscal year ended September 30, 1995, the Stock Appreciation Fund paid no investment advisory fees to Provident since the Reorganization was not completed until September 30, 1995.

         The Directors of Provident are Allen L. Davis, Jack M. Cook, Thomas D. Grote, Jr., S. Paul Mathews, Philip R. Myers, Joseph A. Pedoto, Sidney A. Peerless and Joseph A. Steger.

         The principal executive officers of Provident are Allen L. Davis, President and Chief Executive Officer; Philip R. Myers, Senior Executive Vice President; Robert L. Hoverson, Executive Vice President; John R. Farrenkopf, Senior Vice President and Chief Financial Officer; Mark E. Magee, Senior Vice President, General Counsel and Secretary; John S. Catlin, Richard J. Deyhle, Geoffrey R. Glick, Jerry L. Grace, Roy L. Hiles, Drew T. Kagan, Noel Knox, Roland E. Koch, John R. Mirlisena, John E. Rubenbauer and Bradley J. Smith, Senior Vice Presidents.

         For the fiscal period ended December 31, 1992, the Income Fund paid $65,473 in expenses, of which Provident reimbursed the Portfolio $24,897, and the Income Equity Fund paid $55,543 in expenses, of which amount Provident reimbursed the Portfolio $14,774. For the fiscal year ended December 31, 1993, the Income Fund paid $293,437 in expenses, of which amount Provident reimbursed the Portfolio $115,029, and the Income Equity Fund paid $337,251 in expenses, of which amount Provident reimbursed the Portfolio $35,381. For the fiscal year ended December 31, 1994, Provident waived investment advisory fees or reimbursed the portfolios for certain expenses in the following amounts: the Flexible Growth Fund - $16,264; and the Tax-Free Fund - $4,394, respectively.

         Unless sooner terminated, the Investment Advisory Agreement continue in effect as to a particular Portfolio until December 31, 1995, and thereafter for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding shares of such Portfolio (as defined under "Fundamental Nature of Investment Objectives" in the Prospectuses), and a majority of the Directors who are not parties to the Investment Advisory Agreement (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Portfolio at any time on 60 days' written notice without penalty by the Portfolio, by vote of a majority of the outstanding shares of that Portfolio, or by Provident. Such Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

         In addition to serving as investment adviser, Provident has entered into an Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement with the Company to provide custody and certain fund accounting services to each of the Portfolios, including the Stock Appreciation Fund. Under the Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement dated as of August 1, 1994, as amended July 6, 1995, Provident receives an annual fee from the Stock Appreciation Fund, computed daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Stock Appreciation Fund. Provident as custodian is responsible for safeguarding all securities and cash of the Stock Appreciation Fund. No amounts have been paid by the Stock Appreciation Fund under the Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement prior to September 30, 1995 since the Reorganization was not completed until that date.

         Under the Master Transfer and Recordkeeping Agreement, Provident receives from the Stock Appreciation Fund for its Investor A shares a fee, computed daily and paid monthly at the annual rate of 0.04% of the average daily net assets of that Fund's Investor A shares. With respect to the Stock Appreciation Fund's Investor B shares, Provident receives from the Stock Appreciation Fund a $20,000 annual fee plus $23 per Investor B shareholder account, certain other fees for IRAs and payroll deduction plans, and out-of-pocket expenses. Pursuant to a Sub-Transfer Agency Agreement dated as of January 1, 1995, as amended July 6, 1995, between Provident and BISYS Fund Services Ohio, Inc., an affiliate of the Distributor ("BISYS"), BISYS provides sub-transfer agency services for the Investor B shares of the Stock Appreciation Fund. For such services, BISYS receives from Provident an annual fee of $20,000, $23 per Investor B shareholder account and certain other fixed fees and out-of-pocket expenses.

--------------------------------------------------------------------------------

                             SECURITIES TRANSACTIONS

--------------------------------------------------------------------------------

         Provident, under policies established by the Board of Directors, selects broker-dealers to execute transactions for the Stock Appreciation Fund. It is the policy of the Company, in effecting transactions in portfolio securities, to seek best execution of and best price for orders. The determination of what may constitute best execution and price in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Stock Appreciation Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Board of Directors in determining the overall reasonableness of brokerage commissions paid. In determining best execution and selecting brokers to execute transactions, Provident may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information provided to the Stock Appreciation Fund or to any other Portfolio or account over which Provident or its affiliates exercise investment discretion. Provident is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing the Stock Appreciation Fund's transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, Provident determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to the Stock Appreciation Fund or to Provident is considered to be in addition to and not in lieu of services required to be performed by Provident for the Stock Appreciation Fund under its agreement with the Company. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Stock Appreciation Fund, the other Portfolios and the other clients of Provident who may indirectly benefit from the availability of such information. Similarly, the Stock Appreciation Fund may indirectly benefit from information made available as a result of transactions effected for such other Portfolios or clients. Provident, on behalf of the Stock Appreciation Fund, anticipates directing some brokerage transactions to Autranet, a division of Donaldson, Lufkin & Jenrette, Mansfield Charts and the William O'Neil Company in return for technical and fundamental research services, although Provident does not believe that it will pay higher brokerage commissions for such services. Under the Investment Advisory Agreement, Provident is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Provident does follow such a practice, it will do so on a basis which is fair and equitable to the Company, and its Portfolios, including the Stock Appreciation Fund.

         The Stock Appreciation Fund expects that purchases and sales of securities usually will be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or mark down. Where transactions are made in the over-the-counter market, the Stock Appreciation Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. For the fiscal year ended September 30, 1995, the Stock Appreciation Fund paid $339,168 in brokerage commissions, none of which were paid to affiliates of the Stock Appreciation Fund.

         The policy of the Company with respect to brokerage is and will be reviewed by the Board of Directors from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated at any time.

         Investment decisions for the Stock Appreciation Fund are made independently from similar accounts managed by Provident, including the other Portfolios. Such similar accounts or Portfolios may also invest in the same securities as the Stock Appreciation Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Stock Appreciation Fund and such other Portfolios or accounts managed by Provident, the transaction will be averaged as to price and available investments allocated as to amount in the manner which Provident believes to be equitable to the Stock Appreciation Fund and such other Portfolios and accounts. In some instances, these investment procedures may adversely affect the price paid or received by the Stock Appreciation Fund or the size of the position obtained by the Stock Appreciation Fund. To the extent permitted by law, Provident may aggregate the securities to be sold or purchased for the Stock Appreciation Fund with those to be sold or purchased for other Portfolios or similar accounts in order to obtain best execution.

         In no instances will Provident, the Distributor or any of their affiliated persons, as defined in the 1940 Act, purchase or sell as principal any securities to or from the Stock Appreciation Fund unless an appropriate exemption therefor is available under the 1940 Act.

--------------------------------------------------------------------------------

                                  ADMINISTRATOR

--------------------------------------------------------------------------------

         BISYS Fund Services also serves as administrator (the "Administrator") to the Company and the Stock Appreciation Fund pursuant to the Administration Agreement dated February 1, 1994, as amended as of July 6, 1995 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Stock Appreciation Fund (other than those performed by Provident under the Investment Advisory Agreement and by Provident under the Custodian, Fund Accounting and Recordkeeping Agreement and under the Master Transfer and Recordkeeping Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Company, furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Stock Appreciation Fund and file all the Stock Appreciation Fund's federal and state tax returns and required tax filings other than those required to be made by the Stock Appreciation Fund's custodian and transfer agent; prepare compliance filings pursuant to state securities laws; assist to the extent requested by the Company with the Company's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statements (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Stock Appreciation Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Stock Appreciation Fund's operations other than those performed by Provident under the Investment Advisory Agreement, and by Provident under the Custodian, Fund Accounting and Recordkeeping Agreement and under the Master Transfer and Recordkeeping Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from the Stock Appreciation Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal a fee calculated at the annual rate of 0.20% of that Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to the Stock Appreciation Fund in order to increase the net income of the Stock Appreciation Fund available for distribution as dividends.

         Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until December 31, 1995. The Administration Agreement thereafter shall be renewed automatically for successive two-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to the Stock Appreciation Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Company's Board of Directors or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error or judgment or mistake of law or any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

--------------------------------------------------------------------------------

                                   DISTRIBUTOR

--------------------------------------------------------------------------------

         The Distributor serves as distributor to the Company and the Stock Appreciation Fund pursuant to the Distribution Agreement dated February 1, 1994, as amended July 6, 1995 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will remain in effect until February 1, 1996, and thereafter will continue for successive one-year periods ending December 31 of each year if approved at least annually by the Company's Board of Directors or by the vote of a majority of the outstanding shares of the Company, and by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

--------------------------------------------------------------------------------

                               DISTRIBUTION PLANS

--------------------------------------------------------------------------------

         The Stock Appreciation Fund has adopted a Distribution and Shareholder Service Plan and Agreement relating to its Investor A class of shares (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act. The Stock Appreciation Fund has also adopted a Distribution and Shareholder Service Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act relating to its Investor B Class of Shares (the "Investor B Plan"). The Investor A Plan and the Investor B Plan together are hereinafter referred to as the "Plans." Rule 12b-1 regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Stock Appreciation Fund adopted both its Investor A Plan and Investor B Plan prior to the public offering of its shares of that class. The Investor A Plan provides that the Stock Appreciation Fund may incur certain expenses which may not exceed a maximum amount up to 0.25% of such Fund's average daily net assets for any fiscal year occurring after the inception of that Investor A Plan. Amounts paid under the Investor A Plan are to be paid to the Distributor in order to pay costs of distribution of the Stock Appreciation Fund's Investor A shares, including payment to the Distributor for efforts expended in respect of or in furtherance of sales of Investor A shares of the Stock Appreciation Fund and to enable the Distributor to pay or to have paid to others who sell or have sold Investor A shares a maintenance or other fee, at such intervals as the Distributor may determine in respect of Investor A shares previously sold by any such others at any time and remaining outstanding during the period in respect of which such fee is or has been paid. Such payments would be made through the Distributor to compensate broker-dealers and others whose clients invest in Investor A shares of the Stock Appreciation Fund for continuing services to their clients based on the average daily net asset value of such accounts remaining outstanding on the books of the Stock Appreciation Fund for specified periods.

         The Investor B Plan authorizes the Stock Appreciation Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 1.00% of the average daily net asset value of the Investor B shares of that Fund. Pursuant to the Investor B Plan, the Stock Appreciation Fund is authorized to pay or reimburse the Distributor of Investor B shares, (a) a distribution fee in an amount not to exceed on an annual basis .75% of the average daily net asset value of Investor B shares of the Stock Appreciation Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor B shares of such Fund (the "Service Fee"). Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Investor B shares, and (ii) for promotional activities intended to result in the sale of Investor B shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor B shares. Participating Organizations include banks (including Provident and its affiliates), broker-dealers and other institutions.

         The Stock Appreciation Fund makes no payments in connection with the sales of its shares other than the fees paid to the Distributor under the respective Plans. As a result, the Stock Appreciation Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Stock Appreciation Fund, or interest, carrying or other financing charges in connection with excess amounts expended.

         All persons authorized to direct the disposition of monies paid or payable by the Stock Appreciation Fund pursuant to a Plan or any related agreement must provide to the Company's Board of Directors at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. Representatives, brokers, dealers or others receiving payments from the Distributor pursuant to a Plan must determine that such payments and the services provided in connection with such payments are appropriate for such persons and are not in violation of regulatory limitations applicable to such persons. The Board reviews these reports in connection with their decisions with respect to the Plans.

         While each Plan is in effect, the selection and nomination of Directors of the Company who are not "interested persons" as defined by the 1940 Act ("Independent Directors") are committed to the discretion of the Independent Directors then in office.

         Each Plan was approved by the Board of Directors and by those Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreements of the Company or any other person related to a Plan ("Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such Plan. Each Plan may be continued annually if approved by a majority vote of the Directors, and by a majority of the Rule 12b-1 Directors, cast in person at a meeting called for that purpose. Each Plan may not be amended in order to increase materially the amount of distribution expenses permitted under a Plan without being approved by a majority vote of the outstanding voting shares of that class of the Stock Appreciation Fund. Each Plan may be terminated at any time by a majority vote of the Rule 12b-1 Directors or a majority of the outstanding voting shares of the effected class of the Stock Appreciation Fund.

         For the fiscal year ended September 30, 1995, no distribution expenses under either Plan were paid by the Stock Appreciation Fund since the Reorganization had not been completed until September 30, 1995.

--------------------------------------------------------------------------------

                                  CAPITAL STOCK

--------------------------------------------------------------------------------

         The Company has authorized capital of 3,000,000,000 shares, $.001 par value. The Company's Articles of Incorporation authorizes the Board of Directors to divide the Company's capital stock into unlimited series and classes. The Company presently has six series of shares which represent interests in the Portfolios of the Company. The shares of each Portfolio, other than the Money Market Fund, are offered in two separate Classes: Investor A shares and Investor B shares. Shares of the Money Market Fund are only offered in the Investor A class of shares. Each share of the Company is entitled to one vote. Fractional shares have proportionate voting rights and participate pro rata in dividends and distributions. Shares of the Stock Appreciation Fund are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights except as otherwise described in the Prospectus. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares" in the Prospectus. The shares are transferable without restriction. The Company does not issue share certificates.


         Company shares have non-cumulative rights, which means that the holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors if they choose to do so and, in such event, the holders of the remaining shares so voting are not able to elect any Directors.

--------------------------------------------------------------------------------

                 STANDARDIZED TOTAL RETURN QUOTATIONS

--------------------------------------------------------------------------------

TOTAL RETURN

         Total return quotations for the Stock Appreciation Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which the Stock Appreciation Fund has had operations, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. Aggregate total return is a measure of the change in value of an investment in the Stock Appreciation Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

         For the one- and five-year periods ended September 30, 1995, and the period from commencement of operations (July, 1987) to September 30, 1995, the average annual total returns for the Stock Appreciation Fund (including the MIM Stock Appreciation as the Stock Appreciation Fund's predecessor) were 25.12%, 22.21% and 10.48%, respectively. Such returns do not reflect the imposition of a sales charge. If such charges had been imposed, such returns would have been 19.42%, 21.06% and 9.86%, respectively.

DISTRIBUTION RATES

         The Stock Appreciation Fund may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.

GENERAL

         The total return of any investment is generally a function of quality and maturity, type of investment and operating expenses. The Stock Appreciation Fund's total returns will fluctuate from time to time and are not necessarily representative of future results.

         Total return information is useful in reviewing the Stock Appreciation Fund's performance, but because total return will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. An investor's principal is not guaranteed by the Stock Appreciation Fund. Based upon the positions of the Commission, the Stock Appreciation Fund is deemed to have succeeded to the performance history of the MIM Stock Appreciation Fund.

         From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (a) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (b) discussions of general economic trends; (c) presentations of statistical data to supplement such discussions; (d) descriptions of past or anticipated portfolio holdings for one or more of the Portfolios within the Company; (e) descriptions of investment strategies for the Stock Appreciation Fund; (f) descriptions of investment strategies for the Stock Appreciation Fund; (g) descriptions or comparisons of various investment products, which may or may not include the Stock Appreciation Fund; (h) comparisons of investments products (including the Stock Appreciation Fund) with relevant market or industry indices or other appropriate benchmarks; (i) discussions of fund rankings or ratings by recognized rating organizations; and
(j) testimonials describing the experience of persons that have invested in the Stock Appreciation Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

         As of the date hereof, the Company knows of no one investor who owns 5% or more of the outstanding Investor A shares of the Stock Appreciation Fund.
As of January 31, 1996, the following is the only person known to the Company who owns of record or beneficially 5% or more of the outstanding Investor B shares of the Stock Appreciation Fund: BHC Securities, Inc., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103 -- 94.6%.


AUDITORS

         The financial statements for the Stock Appreciation Fund at and for the fiscal year ended September 30, 1995, appearing in this Statement of Additional Information have been audited by McCurdy & Associates CPA's, Inc., independent certified public accountants, as set forth in their report appearing elsewhere herein and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Ernst &
Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, Certified Public Accountants, have been appointed as the independent auditors for the Stock Appreciation Fund for the three month period ended December 31, 1995.


LEGAL COUNSEL

         Baker & Hostetler, 65 East State Street, Columbus, Ohio 43215, is counsel to the Company and will pass upon the legality of the shares offered hereby.

GENERAL

         Except as otherwise stated in the Prospectus, this Statement of Additional Information, or required by law, the Company reserves the right to change the terms of the offer stated in its Prospectus or this Statement of Additional Information without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Prospectus, this Statement of Additional Information or in supplemental sales literature issued by the Company or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                           THE RIVERFRONT FUNDS, INC.
                      Statement of Assets and Liabilities
                               September 30, 1995

                                                         Stock
                                                     Appreciation
                                                         Fund
                                                   ----------------
Assets
   Portfolio securities @ market value
      (includes Short-Term Investments)            $   40,633,005
   Cash                                                    45,696
   Financial Reserves Fund                              2,782,209
   Dividends and Interest receivable                       31,873
   Receivable from brokers for investments sold           999,251
   Prepaid expenses and other assets                        7,874
                                                   ----------------
      Total Assets                                     44,499,908
                                                   ----------------

Liabilities
   Dividends payable                                       17,723
   Accrued expenses                                         1,587
   Accrued audit & legal fees                              26,020
                                                   ----------------
      Total Liabilities                                    45,330
                                                   ----------------
Net Assets                                             44,454,578
Net Assets consist of:
   Paid in capital                                     35,265,902
   Net unrealized appreciation from investments         9,188,676
                                                   ----------------
      Net Assets                                   $   44,454,578
                                                   ================
Outstanding units of beneficial interest (shares)       4,445,453
                                                   ================
Net asset value - redemption and offering price    $        10.00
                                                   ================

See notes to financial statements.

                           THE RIVERFRONT FUNDS, INC.
                            Statement of Operations
                    For the period ended September 30, 1995

                                                             Stock
                                                         Appreciation
                                                             Fund
                                                       ----------------
Investment Income
Income
   Interest                                               $  368,293
   Dividends                                                 384,381
                                                          ----------
      Total Income                                           752,674
                                                          ----------

Expenses
   Management fees                                           439,627
   Custodial fees                                             24,666
   Legal fees                                                 36,163
   Distribution fees                                         279,882
   Servicing fees                                             99,958
   Transfer agent fees                                        75,871
   Legal & accounting fees                                    24,281
   Blue sky fees                                              18,296
   Board of directors fees                                     2,779
   Other                                                      43,421
                                                          ----------
      Total Expenses                                       1,044,944
                                                          ----------
Net Investment Loss                                         (292,270)
                                                          ----------

Realized and Unrealized Gains on Investments
   Net realized gains on investments                       3,024,858
   Change in unrealized appreciation                       5,538,265
                                                          ----------
      Net gain on investments                              8,563,123
                                                          ----------
Net increase in net assets resulting from operations      $8,270,853
                                                          ==========

See notes to financial statements.

                           THE RIVERFRONT FUNDS, INC.
                      Statements of Changes in Net Assets
                For the period ended September 30, 1995 and 1994


                                                                  Stock Appreciation Fund
                                                               ----------------------------
                                                                   1995            1994
                                                               ------------    ------------
Increase (Decrease) in Net Assets -
   Operations:
   Net investment loss                                         $   (292,270)   $   (725,732)
   Net realized gain on investments                               3,024,858         715,333
   Change in unrealized appreciation                              5,538,265      (8,468,657)
                                                               ------------    ------------
      Net increase in net assets resulting from operations        8,270,853      (8,479,056)
                                                               ------------    ------------
Dividends to shareholders from:
   Net realized gain on investments                              (1,166,721)     (1,869,901)
   In excess of net realized gain                                                (1,566,848)
                                                               ------------    ------------
      Total dividends                                            (1,166,721)     (3,436,749)
                                                               ------------    ------------
Capital Share Transactions:
   (Notes 4 and 5)                                              (10,529,141)        463,566
                                                               ------------    ------------
      Total Increase (Decrease)                                  (3,425,009)    (11,452,239)
Net Assets Beginning of the Year                                 47,879,587      59,331,826
                                                               ------------    ------------
Net Assets End of the Year                                     $ 44,454,578    $ 47,879,587
                                                               ============    ============

See notes to financial statements.

THE RIVERFRONT FUNDS, INC.
The Riverfront Stock Appreciation Fund
Portfolio of Investments
09/30/95

  Units    Description                                                    Value
COMMON STOCK - 90.06%

Automobile-Mfg -  0.42%
  3,000    Ford Motor Co.                                                93,375
  2,000    General Motors Corp.                                          93,750
                                                                    -----------
                                                                        187,125

Banks-Super Regional -  2.94%
 15,000    Bank Of Boston Corp                                          714,375
 14,000    Corestates Financial Corp                                    512,750
  2,500    Norwest Corp.                                                 81,875
                                                                    -----------
                                                                      1,309,000

Beverages-Soft Drinks -  0.23%
  2,000    Pepsico Inc.                                                 102,000
                                                                    -----------

Bldg-Heavy Const -  0.17%
  2,000    Stone & Webster Inc.                                          75,500
                                                                    -----------

Business Services-Misc -  0.24%
  2,000    Reuters Holdings PLC ADR                                     105,750
                                                                    -----------

Chemicals-Plastics -  0.29%
  2,000    Eastman Chemical Co                                          128,000
                                                                    -----------

Chemicals-Specialty -  1.61%
  9,000    Hercules Corp.                                               522,000
  3,000    Morton International Inc.                                     93,000
  1,500    W.R. Grace & Co.                                             100,125
                                                                    -----------
                                                                        715,125





COMMON STOCK (Continued)
Computer-Integrated Syst - 0.86%
 10,000    Oracle Corp. ***                                             383,750
                                                                    -----------

Computer-Local Networks - 3.63%
  9,000    3Com Corp. ***                                               409,500
 13,500    Bay Networks                                                 720,562
  7,000    Cisco Systems Inc. ***                                       483,000
                                                                    -----------
                                                                      1,613,062

Computer-Memory Devices - 1.23%
 15,000    Read Rite Corp.                                              547,500
                                                                    -----------

Computer-Peripheral Eq - 2.83%
 16,000    Adaptec Inc. ***                                             660,000
  7,000    U.S. Robotics Inc.                                           596,750
                                                                    -----------
                                                                      1,256,750

Computer-Services - 2.62%
 10,000    H B O & Co                                                   625,000
 20,000    National Data Corp                                           537,500
                                                                    -----------
                                                                      1,162,500

Computer-Software - 4.00%
 20,000    Acclaim Entertainment Inc. ***                               515,000
 25,000    Informix Corp. ***                                           812,500
 15,000    Symantec Corp                                                450,000
                                                                    -----------
                                                                      1,777,500

Consumer Products-Misc - 1.00%
  7,500    Department 56 Inc.                                           352,500
  4,000    Jostens Inc.                                                  94,000
                                                                    -----------
                                                                        446,500

Diversified Operations - 0.23%
  1,500    Lockheed Martin Corp.                                        100,687
                                                                    -----------

Elec-Parts Distributors - 0.59%
  1,500    Arrow Electronics Inc. ***                                    81,562
  3,500    Avnet                                                        179,813
                                                                    -----------
                                                                        261,375

Elec-Semiconductors - 4.45%
 15,000    Analog Devices Inc. ***                                      519,375
  7,000    Cypress Semiconductor ***                                    269,500
 14,000    Linear Technology Corp.                                      581,000
  2,500    Motorola Inc.                                                191,250
  3,000    National Semiconductor Corp.                                  82,875
 10,000    Photronics Inc.                                              335,000
                                                                    -----------
                                                                      1,979,000

Finance-Consumer Loans - 2.18%
  9,000    Household International                                      558,000
 15,000    Olympic Financial Ltd                                        410,625
                                                                    -----------
                                                                        968,625

Finance-Investment Bkrs - 3.63%
  3,000    Merrill Lynch & Co. Inc.                                     187,500
 20,000    Raymond James Financial Inc.                                 435,000
 20,000    Schwab (Charles) Corp.                                       560,000
 16,875    Waterhouse Investment Services                               430,312
                                                                    -----------
                                                                      1,612,812

Finance-Mrgt&Rel Svc - 0.27%
  2,000    Green Tree Financial Corp.                                   122,000
                                                                    -----------

Finance-Savings & Loan - 1.63%
 15,000    Coast Savings Financial                                      393,750
 20,000    Glendale Federal Svgs Bank                                   330,000
                                                                    -----------
                                                                        723,750

Instruments-Scientific - 1.04%
 10,000    Helix Technology Corp.                                       462,500
                                                                    -----------

Insurance-Diversified - 0.24%
  2,000    Travelers Inc.                                               106,250
                                                                    -----------

Insurance-Prop/Cas/Titl - 1.74%
  3,354    Allstate Corp.                                               119,067
  7,500    Berkley W.R. Corp                                            340,313
  2,000    Cna Financial Corp                                           212,000
  2,500    Providian Corp                                               103,750
                                                                    -----------
                                                                        775,130

Leisure-Gaming - 2.02%
 10,000    Grand Casino                                                 406,250
 15,000    Mirage Resorts, Inc.                                         493,125
                                                                    -----------
                                                                        899,375

Leisure-Photo Equip/Rel - 0.18%
  2,000    Polaroid Corp.                                                79,500
                                                                    -----------

Leisure-Toys/Games/Hobby - 0.23%
  3,500    Mattel Inc.                                                  103,250
                                                                    -----------

Medical-Biomed/Genetics - 1.35%
 12,000    Amgen Inc. ***                                               598,500
                                                                    -----------

Medical-Drug/Diversified - 0.25%
  1,500    Bristol Myers Squibb Co.                                     109,312
                                                                    -----------

Medical-Drug - 1.36%
  3,000    Glaxo Holdings Plc Adr                                        72,375
  9,500    Merck & Co. Inc.                                             532,000
                                                                    -----------
                                                                        604,375

Medical-Hlth Maint Org - 1.10%
 10,000    United Healthcare Corp.                                      488,750
                                                                    -----------

Medical-Hospitals - 1.09%
 10,000    Columbia/Hca Healthcare Corp.                                486,250
                                                                    -----------

Medical-Instruments - 2.95%
 15,000    Idexx Laboratories Inc ***                                   558,750
 14,000    Medtronic Inc.                                               752,500
                                                                    -----------
                                                                      1,311,250

Medical-Outpnt/Hm Care - 1.15%
 20,000    Healthsouth Rehabil. Corp. ***                               510,000
                                                                    -----------

Medical-Products - 1.92%
 20,000    Boston Scientific Corp.                                      852,500
                                                                    -----------

Medical-Whsle Drg/Sund - 0.55%
 10,000    Gulf South Medical Supply                                    246,250
                                                                    -----------

Medical/Dental-Supplies - 4.32%
 20,000    Amsco Intl Inc.                                              397,500
 15,000    Mentor Corp.                                                 682,500
 20,000    Steris Corp. ***                                             842,500
                                                                    -----------
                                                                      1,922,500

Metal Ores-Non Ferrous - 0.22%
  3,000    Alcan Aluminium Ltd                                           97,125
                                                                    -----------

Office-Equip & Automatn - 0.83%
 15,000    In Focus Systems Inc.                                        369,375
                                                                    -----------

Oil & Gas-Field Services - 1.04%
 15,000    B. J. Services Co.                                           378,750
  2,000    Halliburton Co.                                               83,500
                                                                    -----------

                                                                        462,250

Oil & Gas-Intl Integrated - 0.34%
  1,500    Mobil Corp.                                                  149,437
                                                                    -----------

Paper & Paper Products - 1.13%
  7,500    Willamette Industries                                        500,625
                                                                    -----------

Retail-Apparel/Shoe - 3.54%
 15,000    Jones Apparel Group Inc.                                     534,375
 15,000    Just For Feet                                                461,250
 16,000    Mens Wearhouse Inc.                                          576,000
                                                                    -----------
                                                                      1,571,625

Retail-Consumer Elect - 1.28%
 18,000    Circuit City Stores Inc.                                     569,250
                                                                    -----------

Retail-Department Stores - 0.44%
  3,000    Federated Department Stores New                               85,125
  2,500    May Department Stores Co.                                    109,375
                                                                    -----------
                                                                        194,500

Retail-Mail Order & Direct - 1.18%
 15,000    Cuc International ***                                        523,125
                                                                    -----------

Retail-Major Chains - 0.33%
  2,000    Sears Roebuck & Co.                                           73,750
  3,000    Wal-Mart Stores Inc.                                          74,625
                                                                    -----------
                                                                        148,375

Retail-Misc/Diversified - 1.46%
 13,000    Sunglass Hut Intl Inc                                        650,000
                                                                    -----------

Retail-Restaurants - 7.05%
 20,000    Apple South Inc.                                             455,000
 22,500    Daka International Inc                                       736,875
 20,000    Landrys Seafood Restaurant                                   360,000
 14,000    Lone Star Steakhouse                                         574,000
  2,500    McDonalds Corp                                                95,625
 12,500    Papa John's Intl Inc.                                        562,500
  6,500    Starbucks Corp.                                              246,188
  5,000    Wendy's International Inc.                                   105,625
                                                                    -----------
                                                                      3,135,813

Retail/Whlse Computers - 1.93%
 20,000    Compusa Inc                                                  860,000
                                                                    -----------

Retail/Whlse Office Supl - 2.25%
 15,000    Corp Express                                                 365,625
 22,500    Staples Inc. ***                                             635,625
                                                                    -----------
                                                                      1,001,250

Shoes & Rel Apparel - 1.50%
  6,000    Nike Inc. Cl B                                               666,750
                                                                    -----------

Soap & Clng Preparatns - 0.24%
  1,500    Clorox Co.                                                   107,063
                                                                    -----------

Telecommunications-Equip - 2.91%
 10,000    Andrew Corp. ***                                             611,250
 20,000    Applied Innovation Inc. ***                                  325,000
 20,000    Eis Internatonal                                             357,500
                                                                    -----------
                                                                      1,293,750

Telecommunications-Svcs - 2.55%
 12,500    Active Voice Corp                                            354,688
 25,000    U.S. Long Distance Corp                                      376,563
 12,500    Worldcom Inc.                                                401,563
                                                                    -----------

                                                                      1,132,814

Textile-Apparel Mfg - 2.05%
 15,000    Donkenny Inc.                                                421,875
 10,000    St. John Knits Inc.                                          487,500
                                                                    -----------
                                                                        909,375

Tobacco - 0.28%
  1,500    Philip Morris Companies Inc.                                 125,250
                                                                    -----------

Transportation-Svcs - 0.97%
 15,000    U.S. Delivery System Inc                                     431,250
                                                                    -----------

COM. PAPER - 1.35%

Commercial Paper - 1.35%
 300,000    Heller Financial Inc
            5.74% due 10-05-95                                          300,000
 300,000    Household Fin Corp
            5.72% due 10-06-95                                          300,000
                                                                    -----------
                                                                        600,000

TOTAL INVESTMENTS
(Identified costs $31,444,329)                                      $40,633,005

CASH - 6.36%                                                          2,827,905

OTHER ASSETS
LESS LIABILITIES - 2.23%                                                993,668
                                                                    -----------

TOTAL RIVERFRONT STOCK
APPRECIATION FUND - 100.00%                                         $44,454,578
                                                                    ===========

*** Non-income producing securities.

THE RIVERFRONT FUNDS, INC.
STOCK APPRECIATION FUND

                             FINANCIAL HIGHLIGHTS
                                                                FOR THE PERIOD ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------
                                                1995           1994           1993           1992            1991
                                               -------------------------------------------------------------------
Net Asset Value, Beginning of Period           $ 8.25         $10.18         $ 7.98         $ 7.70          $ 4.64
                                               ------         ------         ------         ------          ------
Investment Activities
   Net investment income                        (0.07)         (0.12)         (0.17)         (0.08)          (0.11)
   Net realized and unrealized gains
      (losses) on securities                     2.14          (1.26)          2.57           1.41            3.17
                                               ------         ------         ------         ------          ------
      Total from Investment Activities           2.07          (1.38)          2.40           1.33            3.06
                                               ------         ------         ------         ------          ------
Distributions
   From net investment income
   From net realized gains                      (0.32)         (0.55)         (0.20)         (1.05)
   Returns of capital
                                               ------         ------         ------         ------          ------
      Total Distributions                       (0.32)         (0.55)         (0.20)         (1.05)
                                               ------         ------         ------         ------          ------
Net Asset Value, End of Period                 $10.00         $ 8.25         $10.18         $ 7.98          $ 7.70
                                               ======         ======         ======         ======          ======
Total Return                                    25.12 %       (13.91)%        30.61 %        16.69 %         66.04 %

Net Assets, End of Period ($ Millions)          44.50          47.88          59.33          28.75            9.60

Ratio of expenses to average net assets          2.61 %         2.44 %         2.47 %         2.70 %          2.89 %

Ratio of net loss to average net assets         (0.73)%        (1.35)%        (1.85)%        (1.00)%         (1.72)%

Portfolio Turnover Rate                           197 %          254 %          216 %          288 %           240 %

The per share data above have been restated to reflect the impact of the change of the net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.

See notes to financial statements.

                       RIVERFRONT STOCK APPRECIATION FUND
                         NOTES TO FINANCIAL STATEMENTS
                         Year Ended September 30, 1995

Note 1 - Significant Accounting Policies
----------------------------------------

The Riverfront Stock Appreciation Fund (the "Fund") is a series of shares of The Riverfront Funds, Inc. (the "Company"). The Company was incorporated in Maryland on March 27, 1990. The Company is an open-end management investment company which currently issues six series of shares of capital stock. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.  Securities Trading and Valuation

     Securities transactions are accounted for on the trade date (i.e. the date the order to buy or sell is executed).

     Current values for the Fund's securities are determined as follows:

     (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Directors;

     (2) Securities traded in the over-the-counter market, other than NMS, for which market quotations are readily available, or in the event no sale has occurred under (1) above, are valued at the mean of the bid and asked prices at the time of valuation;

     (3) Short-term instruments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; short-term instruments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium of accretion of discount) which, when combined with accrued interest, approximates market; and which in either case reflects fair value as determined by the Board of Directors;

     (4) Short-term money market instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; where market quotations are not available, such instruments are valued at fair value as determined by the Board of Directors; and


                                   continued

                       RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995

     (5) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Directors: (a) securities, including restricted securities, for which complete quotations are not readily available, (b) listed securities or those on NMS if, in the Company's opinion, the last sales price does not reflect a current market value or if no sale occurred, and (c) other assets.

B. Income Taxes
The Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code for so long as such qualification is in the best interest of its shareholders. The Fund contemplates declaring as dividends 100% of its investment company taxable income (before deduction of dividends paid). The Fund intends to declare and distribute to its shareholders dividends from net investment income monthly and to distribute all net realized long-term capital gains at least annually.

C. Securities Gains or Losses and Investment Income
Gain or loss on the sale of portfolio securities is determined on the identified cost basis. Interest income is recorded on the accrual basis and includes the amortization of bond discount and premium. Dividend income from securities held will be recorded on the ex-date of the dividend.

D. Fund Expenses
The Fund bears the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Directors of the Company, Commission fees, state securities qualification fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian and transfer agency, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Company's existence, costs of shareholders' and directors' reports and meetings, distribution expenses incurred pursuant to the Distribution Plans, servicing fees incurred pursuant to the Services Plan, and any extraordinary expenses incurred in the Fund's operations.

Note 2 - Investment Advisory, Administrative, and Distribution Agreements
-------------------------------------------------------------------------

Investment advisory services are provided by The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 ("Provident") pursuant to the Investment Advisory Agreement dated August 1, 1994, as amended as of July 6, 1995 (with respect to the Stock Appreciation Fund) (the "Investment Advisory Agreement").



                                   continued

                       RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995

For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pay Provident a fee, computed daily and paid monthly, at an annaul rate calculated as a percentage of the average daily net assets of the Fund. The annual rate for the Fund is as follows: eighty one-
hundredths of one percent (0.80%).   Provident may periodically voluntarily
reduce all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services serves as administrator (the "Administrator") to the Fund pursuant to the Administration Agreement dated February 1, 1994, as amended as of July 6, 1995 (the "Administration Agreement").

The Administrator receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to a fee calculated at the annual rate of 0.20% of the Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

BISYS Fund Services serves as distributor to the Fund pursuant to the Distribution Agreement dated February 1, 1994, as amended July 6, 1995 (the "Distribution Agreement").

The Fund has adopted a Distribution and Shareholder Service Plan and Agreement relating to its Investor A class of shares (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a Distribution and Shareholder Service Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act relating to its Investor B Class of Shares (the "Investor B Plan").

Rule 12b-1 regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Fund adopted both its Investor A Plan and Investor B Plan prior to the public offering of its shares of that class. The Investor A Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount up to 0.25% of such Fund's average daily net asset value of its Investor A Shares for any fiscal year occurring after the inception of that Investor A Plan.

The Investor B Plan authorizes the Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 1.00% of the average daily net asset value of the Investor B Shares of the Fund. Pursuant to the Investor B Plan, the Fund is authorized to pay or reimburse the Distributor of Investor B shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B shares of the Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B shares of such Fund (the "Service Fee").

                                   continued

                       RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995


Note 3 - Custodian and Transfer Agent
-------------------------------------

In addition to serving as investment adviser, Provident has entered into and Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement with the Company to provide custody and certain fund accounting services to the Fund. Under the Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement dated as of August 1, 1994, as amended July 6, 1995, Provident receives an annual fee from the Fund, computed daily and paid monthly, at an annual rate of 0.15%, of the average daily net assets of the Fund.

Under the Master Transfer and Recordkeeping Agreement, Provident receives from the Fund for its Investor A shares a fee, computed daily and paid monthly at the annual rate of 0.04% of the average daily net assets of that Fund's Investor A shares. With respect to the Fund's Investor B shares, Provident receives from the Fund a $20,000 annual fee plus $23 per Investor B shareholder account, certain other fees for IRAs and payroll deduction plans, and out-of-pocket expenses. Pursuant to a Sub-Transfer Agency Agreement dated as of January 1, 1995, as amended July 6, 1995, between Provident and BISYS Fund Services Ohio, Inc., an affiliate of the Distributor ("BISYS"). BISYS provides sub-transfer agency services for the Investor B shares of the Fund. For such services, BISYS receives from Provident an annual fee of $20,000, $23 per Investor B shareholder account and certain other fixed fees and out-of-pocket expenses.

Note  4 - Acquisition of MIM Stock Appreciation Fund and MIM stock Growth Fund
------------------------------------------------------------------------------
On September 30, 1995, Riverfront Stock Appreciation Fund acquired all the net assets of the MIM Stock Appreciation Fund and MIM Stock Growth Fund pursuant to a plan of reorganization and liquidation approved by the MIM shareholder on September 27, 1995. The acquisition was accomplished by a tax free exchange of Riverfront Stock Appreciation Fund shares for the net assets of the MIM Stock Appreciation Fund and MIM Stock Growth Fund. The combined net assets immediately after the acquisition amounted to $44,454,578.



                                   continued

                       RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995


Note 5 - Capital Share Transactions
-----------------------------------

As of September 30, 1995, the Company has authorized 3,000,000,000 shares of $.001 par value capital stock, of which 125,000,000 are designated Investor A Shares of the Fund and 125,000,000 are designated Investor B Shares of the Fund. The Board of Directors of the Company is authorized to divide the Company's capital stock into unlimited shares and classes. The shares of the Stock Appreciation portfolio are offered in two separate classes: Investor A shares and Investor B shares. Transactions in capital shares were as follows:

                                           Shares
                                          ---------
Shares sold - Investor A                          0

Shares issued in connection with
acquisition of MIM Stock Appreciation
Fund - Investor A                         4,445,453

Shares redeemed - Investor A                      0
                                          ---------

Net increase                              4,445,453

Note 6 - Purchases and Sales of Portfolio Investments
-----------------------------------------------------

For the year ended September 30, 1995, aggregate purchases and sales of portfolio securities were as follows in the Fund.

                           Purchases       Sales
                          ------------  ------------
Investment securities     $ 78,947,212  $ 88,169,661
Short-term investments     129,517,000   136,217,000
Treasury obligations         4,940,216     7,950,000


Note 7 - Related Party Transactions
-----------------------------------
For the year ended September 30, 1995, the Fund had yet to pay any fees to related parties.




                                   continued

                       RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995


Note 8 - Financial Instrument Disclosures
-----------------------------------------

There are no reportable financial instruments which have any off-balance sheet risk at September 30, 1995.


Note 9 - Securities Transactions
--------------------------------

For federal income tax purposes, the cost of investments owned at September 30, 1995 was the same as identified cost.

As of September 30, 1995, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                 Appreciation      Depreciation      Net Appreciation
                 ------------      ------------      ----------------
                  $9,680,634        ($491,958)          $9,188,676

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Directors
The Riverfront Stock Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of the Riverfront Stock Appreciation Fund (a series of The Riverfront Funds, Inc.), including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Riverfront Stock Appreciation Fund of The Riverfront Funds, Inc. as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
October 11, 1995

                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Company with regard to portfolio investments for the Stock Appreciation Fund including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Stock Appreciation Fund and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the three highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated circumstances.

         Description of three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality.  Protection factors are strong.
         AA       Risk is modest but may vary slightly from time to time
         A-       because of economic conditions.

         A+       Protection factors are average but adequate.  However,
         A        risk factors are more variable and greater in periods
         A-       of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Thomson's description of its three highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicated where within the respective category the issue is placed):

         AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

         AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                           - Leading market positions in well-established industries.

                           -        High rates of return on funds employed.

                           - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                           - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         S&P's description of its highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         Duff's description of its highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Fitch's description of its highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

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         F-1      Very Strong Credit Quality. Issues assigned this rating
                  reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         IBCA's description of its highest short-term debt ratings:

         A+ Obligations supported by the highest capacity for timely repayment.

         Thomson's description of its highest short-term ratings:

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.


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